                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]

February 20, 2003

Dear Shareholder:

         We are  writing  to inform you that a Special  Meeting of  Shareholders of  the  portfolios  (the  "Portfolios")  of the  American  Skandia  Trust  (the
"Trust")  will be held on April 3, 2003 at 10:00 a.m.  Eastern  Standard Time at
One Corporate  Drive,  Shelton,  Connecticut  06484. The Meeting has been called in  order to vote on a number  of  important  issues.  As a  shareholder  of the
Portfolios, you have the opportunity to voice your opinion on these matters.

         On December 19, 2002,  Skandia  Insurance  Company Ltd.,  the parent of
American Skandia,  Inc. ("ASI") entered into a stock purchase  agreement to sell
ASI  and  all  of  ASI's  businesses,   including  American  Skandia  Investment
Services,  Inc  ("ASISI"),   the  investment  advisor  to  the  Portfolios,   to
Prudential  Financial,  Inc.  ("Prudential")  (the  "Transaction").  Prudential,
located  at 751 Broad  Street,  Newark,  New  Jersey  07102,  serves  retail and
institutional   customers  worldwide  and  includes  The  Prudential   Insurance
Company of America,  one of the largest life  insurance  companies in the United
States.   Consummation   of  the   Transaction   is   subject  to  a  number  of
contingencies,   including  regulatory  and  shareholder   approvals  and  other
closing  conditions.  ASI's goal is to close the  Transaction  during the second quarter of 2003.

         Because of the  Transaction,  it is necessary for the  shareholders  of each of the  Portfolios  for which ASISI acts as investment  manager,  including your  Portfolio,  to approve a new investment  management  agreement so that the management of each Portfolio can continue  uninterrupted  after the Transaction,
because  the   current   investment   management   agreements   will   terminate
automatically   upon   completion   of  the   Transaction.   In  the  event  the
Transaction  is not  completed,  ASISI will  continue  to manage the  Portfolios pursuant to the current investment  management  agreements,  which will continue in full  force  and  effect in  accordance  with  their  respective  terms.  The following important facts about the Transaction are outlined below:

o        The  Transaction  will have no effect on the  number of shares you own, the value of those shares, or your Portfolio's investment objectives.
o        The investment  management  fee applicable to your Portfolio  under the new investment  management  agreement will be the same as that currently in effect.
o        Your  Fund's  investment  management  agreement  will be with ASISI and
     Prudential Investments LLC as co-managers of your Portfolio.

o        The members of your  Portfolio's  Board,  including  those  members who are not  affiliated  with ASI or Prudential,  have  carefully  reviewed the proposed  Transaction and  unanimously  recommend that you vote in favor of the new investment management agreement.

You are also  being  asked to  approve  certain  other  matters,  including  the election of Trustees to serve on your  Portfolio's  Board.  Each proposal is set forth in the enclosed  Notice of Special  Meeting of  Shareholders.  Please take the time to read the enclosed materials.

We have  enclosed a Question & Answer  document  that  discusses  the  proposals
that  require  shareholder   approval.   The  Proxy  Statement  itself  provides
greater detail about the  proposals,  why they are being made and how they apply to your  Portfolio.  We urge  you to  please  take a  moment  to look  over  the enclosed  materials  and cast  your  vote in favor of each  proposal.  By voting your shares,  you will help us eliminate the possibility of additional  expenses incurred from further solicitation efforts.

Your  vote  is  important  to us.  Please  take a  moment  after  reviewing  the enclosed  materials to sign and return your proxy card in the  enclosed  postage paid return  envelope,  or take  advantage of the electronic  voting  procedures described  in the Proxy  Statement  and proxy  cards.  It is  important  that we receive  your  vote as  early  as  possible  and no  later  than the time of the
Meeting on April 3.

If you have any questions  regarding  the enclosed  material or the execution of your vote,  please  call the Trust  toll free at  1-800-SKANDIA.  We  appreciate your time and continued commitment to the American Skandia Trust.

Sincerely,

Wade A. Dokken
Chief Executive Officer and Chairman of the Board
American Skandia Trust

                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read fully the text of the enclosed  Proxy  Statement, we are  also  providing  you  with  a  brief  overview  of  the  subject  of the shareholder vote.  Your vote is important.

Questions & Answers
-------------------

Q:  Why am I receiving these proxy materials?
A:  As a  beneficial  shareholder  of  one or  more  of  the  Portfolios  of the
American  Skandia  Trust,  you are being asked to vote on a variety of proposals at a  Special  Meeting  of  Shareholders  that  will be held on April 3, 2003 at
10:00 a.m. Eastern Standard Time at One Corporate  Drive,  Shelton,  Connecticut
06484.

Q:  What will I be asked to vote on?
A: You will be  asked to  approve  a new  investment  management  agreement  for your  Portfolio,  to  elect  Trustees  to  serve  on your  Portfolio's  Board of
Trustees,  and to approve changes in certain  Portfolio  fundamental  investment restrictions.

Q:  What is happening between American Skandia and Prudential?
A: On  December  19,  2002,  Skandia  Insurance  Company  Ltd.,  the  parent  of
American Skandia,  Inc. ("ASI") entered into a stock purchase  agreement to sell
ASI  and  all  of  ASI's  businesses,   including  American  Skandia  Investment
Services,  Inc  ("ASISI"),   the  investment  advisor  to  the  Portfolios,   to
Prudential  Financial,  Inc.  ("Prudential")  (the  "Transaction").  Prudential,
located  at 751 Broad  Street,  Newark,  New  Jersey  07102,  serves  retail and
institutional   customers  worldwide  and  includes  The  Prudential   Insurance
Company of America,  one of the largest life  insurance  companies in the United
States.   Consummation   of  the   Transaction   is   subject  to  a  number  of
contingencies,   including  regulatory  and  shareholder   approvals  and  other
closing  conditions.  ASI's goal is to close the  Transaction  during the second quarter of 2003.

Q:  Why am I being  asked  to vote on the  proposed  new  investment  management agreements?
A:   Because  of  the   Transaction,   it  is  necessary   for  the   beneficial
shareholders  of each of the  Portfolios  for  which  ASISI  acts as  investment manager,  including  your  Portfolio,  to  approve a new  investment  management agreement so that the  management of each  Portfolio can continue  uninterrupted after the  Transaction,  because the current  investment  management  agreements will terminate automatically upon completion of the Transaction.

The Investment  Company Act of 1940,  which regulates mutual funds in the United
States  such as your  Portfolio,  requires a  shareholder  vote to approve a new investment  management  agreement  whenever  there is a "change of control" of a fund's  investment  manager.  The  proposed  Transaction  will  result in such a change of control of ASISI and  therefore  requires  shareholder  approval  of a new investment management agreement.

Q:  How will the Transaction affect me as a fund shareholder?
A: Your  Portfolio  and its  investment  objectives  will not change as a result of the  Transaction,  and you  would  still  own the  same  shares  in the  same
Portfolio.

Q:  Will  the  fees  payable  under  the new  investment  management  agreements increase as a result of the Transaction?

A: No; the  investment  management fee rate  applicable to your Portfolio  under the new  investment  management  agreement will be the same as that currently in effect.

Q: How will the new  investment  management  agreement  differ  from the current investment management agreement?
A: Your  Portfolio's  new  investment  management  agreement  will be with ASISI and Prudential Investments LLC as co-managers of your Portfolio.

Q:  Why am I being asked to elect Trustees?
A: You are being  asked to elect as Trustees  nominees  who  currently  serve as
board  members  of  registered   investment   companies  managed  by  Prudential
Investments LLC or are employed by  Prudential-affiliated  companies in order to facilitate  the ability of ASISI and Prudential  Investments  LLC as co-managers to provide  efficient  investment  services  to the  Portfolios  and result in a
Board that is familiar  both with the Trust and the  services  and  resources of
Prudential   Investments  LLC.  In  addition,   one  current  Trustee,  John  A.
Pileski,  is proposed for election  because he has not  previously  been elected by  shareholders of the Trust.  Two of the six current  Trustees are expected to resign  from the Board  upon  completion  of the  Transaction,  and one  current
Trustee  will be  appointed  to  serve as a  non-voting  Trustee  Emeritus.  The election of the nominees is contingent upon completion of the Transaction.

Q:  Why  am  I  being   asked  to  change   Portfolio   fundamental   investment
restrictions?
A:  A  Portfolio's  fundamental  investment  restrictions  may  not  be  changed without  shareholder  approval.  You are being  asked to change the  Portfolios'
fundamental  investment  restrictions  regarding  lending and borrowing in order to implement an interfund  credit  facility  that will allow the  Portfolios  to lend  money to, and  borrow  money,  from  other  Portfolios.  Operation  of the interfund  credit  facility is expected to be more economical for the Portfolios than current borrowing from banks.

In addition,  shareholders of certain  Portfolios will be asked to adopt changes in the Portfolios'  fundamental investment  restrictions regarding investment in a single issuer,  fund  diversification  and  reclassification  of "fundamental"
restrictions  as  "non-fundamental".  These proposals are explained in detail in the Proxy Statement.

Q:  How do the board members of my Portfolio recommend that I vote?
A: After careful  consideration,  the board members of your  Portfolio's  Board, including  those  members  who are  not  affiliated  with  American  Skandia  or
Prudential,  unanimously  recommend  that you vote "FOR"  each of the  Proposals and "FOR" each of the nominees to serve as a Trustee.

Q:  Will my Portfolio pay for this proxy solicitation?
A: No; neither you nor your Portfolio  will bear any cost  associated  with this proxy solicitation.  ASI has agreed to bear these costs.

Q:  How do I vote my shares?
A: You may  choose  from  one of the  following  options  as  described  in more detail in the proxy statement and proxy card.

o  by mail, using the enclosed proxy card and postage paid return envelope;

o through  the  Internet,  using the  website  address  on your  proxy  card and proxy statement; or

o  in person at the shareholder meeting.

Q:  Whom should I call for additional information about this proxy statement?
A:  Please call 1-800-SKANDIA.

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                             AMERICAN SKANDIA TRUST
                              One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   To be held
                                 April 3, 2003

To the Shareholders of the Portfolios of American Skandia Trust:

         Notice is hereby given that a Special  Meeting of  Shareholders of each series (the  "Portfolios")  of American  Skandia  Trust (the  "Trust"),  will be held at One  Corporate  Drive,  Shelton,  Connecticut  06484 on April 3, 2003 at
10:00  a.m.  Eastern  Standard  Time,  or at  such  adjourned  time  as  may  be necessary to vote (the "Meeting"), for the following purposes:

          I.      For each  Portfolio,  to approve a new  investment  management agreement  between the Trust, on behalf of each Portfolio,  and American Skandia
Investment Services, Inc. and Prudential Investments LLC;

          II.     For  each   Portfolio,   to  approve  the  election  of  eight
Trustees to the Trust's Board of Trustees;

          III.    For each  Portfolio,  to approve  changes  in the  Portfolios'
fundamental investment restrictions concerning lending;

          IV.     For each  Portfolio,  to approve  changes  in the  Portfolios'
fundamental investment restrictions concerning borrowing;

          V.      For   certain   Portfolios,   to   approve   changes   in  the
Portfolios'  fundamental  investment  restrictions  concerning  investment  in a single issuer.

          VI.     For   certain   Portfolios,   to   approve   changes   in  the
Portfolios'    fundamental    investment    restrictions    with    respect   to
diversification; and

          VII.    For  certain  Portfolios,   to  approve   reclassification  of
certain Portfolio  fundamental  investment  restrictions  from  "fundamental" to
"non-fundamental".

         The  matters  referred  to above are  discussed  in detail in the Proxy
Statement  attached to this  Notice.  The Board of Trustees  has fixed the close
of  business   on   February  3,  2003  as  the  record  date  for   determining
shareholders  entitled  to notice  of,  and to vote at,  the  Meeting,  and only holders of record of shares at the close of business  on that date are  entitled to  notice  of,  and to vote at,  the  Meeting.  Each  share of a  Portfolio  is entitled to one vote on each proposal.

         You  are  cordially  invited  to  attend  the  Meeting.  If  you do not expect to attend,  you are  requested  to  complete,  date and sign the enclosed form of  proxy  and  return  it  promptly  in the  envelope  provided  for  that purpose.  Alternatively,  you may vote  electronically as described in the Proxy
Statement.  The  enclosed  proxy is being  solicited  on  behalf of the Board of
Trustees.

YOUR VOTE IS  IMPORTANT.  IN ORDER TO AVOID THE  UNNECESSARY  EXPENSE OF FURTHER
SOLICITATION,  WE URGE YOU TO INDICATE YOUR VOTING  INSTRUCTIONS ON THE ENCLOSED
PROXY,  DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE  ENVELOPE  PROVIDED,  NO
MATTER  HOW  LARGE OR SMALL  YOUR  HOLDINGS  MAY BE,  OR TAKE  ADVANTAGE  OF THE
ELECTRONIC  VOTING  PROCEDURES  DESCRIBED IN THE PROXY STATEMENT AND PROXY CARD.
YOU MAY REVOKE YOUR  VOTING  INSTRUCTIONS  AT ANY TIME PRIOR TO USE.  THEREFORE,
BY APPEARING  AT THE MEETING,  AND  REQUESTING  REVOCATION  PRIOR TO THE VOTING,
YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees

Edward P. Macdonald
Secretary
American Skandia Trust

February 20, 2003

                                PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                              One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                   AST Strong International Equity Portfolio
                AST William Blair International Growth Portfolio
              AST American Century International Growth Portfolio
                    AST DeAM International Equity Portfolio
                        AST MFS Global Equity Portfolio
                      AST PBHG Small-Cap Growth Portfolio
                      AST DeAM Small-Cap Growth Portfolio
                   AST Federated Aggressive Growth Portfolio
                  AST Goldman Sachs Small-Cap Value Portfolio
                     AST Gabelli Small-Cap Value Portfolio
                       AST DeAM Small-Cap Value Portfolio
                   AST Goldman Sachs Mid-Cap Growth Portfolio
                 AST Neuberger Berman Mid-Cap Growth Portfolio
                  AST Neuberger Berman Mid-Cap Value Portfolio
                       AST Alger All-Cap Growth Portfolio
                      AST Gabelli All-Cap Value Portfolio
                 AST T. Rowe Price Natural Resources Portfolio
                         AST Alliance Growth Portfolio
                            AST MFS Growth Portfolio
                      AST Marsico Capital Growth Portfolio
                AST Goldman Sachs Concentrated Growth Portfolio
                      AST DeAM Large-Cap Growth Portfolio
                       AST DeAM Large-Cap Value Portfolio
                AST Alliance/Bernstein Growth + Value Portfolio
                   AST Sanford Bernstein Core Value Portfolio
                      AST Cohen & Steers Realty Portfolio
               AST Sanford Bernstein Managed Index 500 Portfolio
                 AST American Century Income & Growth Portfolio
                    AST Alliance Growth and Income Portfolio
                      AST MFS Growth with Income Portfolio
                      AST INVESCO Capital Income Portfolio
                      AST DeAM Global Allocation Portfolio
               AST American Century Strategic Balanced Portfolio
                  AST T. Rowe Price Asset Allocation Portfolio
                    AST T. Rowe Price Global Bond Portfolio
                       AST Federated High Yield Portfolio
                    AST Lord Abbett Bond-Debenture Portfolio
                            AST DeAM Bond Portfolio
                     AST PIMCO Total Return Bond Portfolio
                   AST PIMCO Limited Maturity Bond Portfolio
                           AST Money Market Portfolio

                        SPECIAL MEETING OF SHAREHOLDERS
                                   To be held
                                 April 3, 2003

         This proxy  statement  and enclosed  form of proxy are being  furnished in  connection  with the  solicitation  of proxies by the Board of  Trustees  of
American  Skandia  Trust  (the  "Trust")  for use at a  special  meeting  of the shareholders  of  the  various  investment  portfolios  of  the  Trust  (each  a
"Portfolio"  and  collectively  the  "Portfolios")  to be held at One  Corporate
Drive,  Shelton,  Connecticut  06484 on April 3,  2003,  at 10:00  a.m.  Eastern
Standard  Time,  (the  "Meeting"),  or at  any  adjournments  thereof,  for  the purposes set forth in the  accompanying  Notice of Meeting (the  "Notice").  The first mailing of proxies and proxy  statements to  shareholders  is  anticipated to be on or about February 24, 2003.

Voting Matters

         You may vote by indicating  voting  instructions  on the enclosed proxy
(or proxies),  and returning it in the envelope  provided,  or you may vote over the  Internet by visiting  www.americanskandia.com,  looking for the "Vote" link
and  following  the  instructions   provided.   Voting   instructions   will  be
solicited  principally by mailing this Proxy Statement and its  enclosures,  but proxies  also may be  solicited  by  telephone,  facsimile,  through  electronic means such as e-mail, or in person by officers or  representatives  of the Trust or  American  Skandia  Life  Assurance  Corporation  ("ASLAC").  The Trust  will forward  proxy  materials to record owners for any  beneficial  owners that such record  owners may request.  The costs of the Meeting,  including  costs related to  preparing  and  mailing  this  Proxy  Statement  will be borne  by  American
Skandia, Inc. ("ASI").

         The  following  table  sets  forth  each  Proposal,   as  well  as  the
Portfolios that will vote on the Proposal.

Proposal                                  Portfolios
--------                                  ----------

I.    Approval   of   New    Investment   All Portfolios
      Management Agreements

II.   Election of Eight Trustees          All Portfolios

III.  Approval     of     Changes    to   All Portfolios
      Fundamental            Investment
      Restrictions   With   Respect  to
      Lending Activities of Portfolios

IV.   Approval     of     Changes    to  All Portfolios
      Fundamental            Investment
      Restrictions   With   Respect  to
      Borrowing      Activities      of
      Portfolios

V.    Approval     of     Changes    to   AST   Alliance    Growth   and   Income
      Fundamental            Investment   Portfolio,  AST INVESCO  Capital Income
      Restrictions   With   Respect  to   Portfolio   and   AST   Goldman   Sachs
      Investments in a Single Issuer      Concentrated   Growth   Portfolio  (the
                                          "Proposal V Voting Portfolios")

VI.   Approval     of     Changes    to   AST Goldman Sachs  Concentrated  Growth
      Fundamental            Investment   Portfolio   and   AST   Goldman   Sachs
      Restrictions   With   Respect  to   Mid-Cap    Growth     Portfolio    (the
      Diversification                     "Proposal VI Voting Portfolios")

VII.  Approval of  Reclassification  of   AST   Alliance    Growth   and   Income
      Certain  Fundamental   Investment   Portfolio,  AST INVESCO  Capital Income
      Restrictions  from  "Fundamental"   Portfolio,  AST  Federated  High  Yield
      to "Non-fundamental"                Portfolio,  AST PIMCO Total Return Bond
                                          Portfolio,  AST PIMCO Limited  Maturity
                                          Bond  Portfolio  and AST  Money  Market
                                          Portfolio  (the  "Proposal  VII  Voting
                                          Portfolios")

         The  Annual   Report  of  the  Trust,   including   audited   financial
statements  for the fiscal year ended  December  31, 2001,  and the  Semi-Annual
Report of the Trust for the period  ended June 30,  2002,  have been  previously sent to  shareholders.  The Trust will furnish  additional  copies of the Annual
Report and  Semi-Annual  Report to a shareholder  upon request,  without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders  of record at the close of  business  on  February 3, 2003
(the  "Record  Date") are  entitled  to notice of, and to vote at, the  Meeting.
Each  shareholder  is  entitled  to one  vote  for each  full  share.  As of the
Record Date, the shares of beneficial  interest of the  Portfolios  outstanding, were as follows:

PORTFOLIO                                                     SHARES
---------                                                     ------

AST T. Rowe Price Asset Allocation Portfolio                  20,818,412.176
AST T. Rowe Price Global Bond Portfolio                       19,540,305.688
AST T. Rowe Price Natural Resources Portfolio                 8,431,642.280
AST Marsico Capital Growth Portfolio                          89,794,781.120
AST Federated High Yield Portfolio                            70,036,804.810
AST Federated Aggressive Growth Portfolio                     7,747,193.569
AST Lord Abbett Bond-Debenture Portfolio                      16,367,757.337
AST Alger All-Cap Growth Portfolio                            88,034,422.875
AST PIMCO Limited Maturity Bond Portfolio                     98,454,646.862
AST PIMCO Total Return Bond Portfolio                         185,963,135.993
AST Sanford Bernstein Managed Index 500 Portfolio             48,756,488.585
AST Alliance/Bernstein Growth + Value Portfolio               4,274,870.681
AST Sanford Bernstein Core Value Portfolio                    22,010,467.674
AST MFS Global Equity Portfolio                               7,481,676.346
AST MFS Growth Portfolio                                      86,625,634.689
AST MFS Growth with Income Portfolio                          11,553,638.622
AST PBHG Small-Cap Growth Portfolio                           22,773,235.173
AST Goldman Sachs Concentrated Growth Portfolio               66,850,301.016
AST Goldman Sachs Mid-Cap Growth Portfolio                    20,406,001.106
AST Goldman Sachs Small-Cap Value Portfolio                   23,075,750.555
AST William Blair International Growth Portfolio              41,726,805.918
AST Neuberger Berman Mid-Cap Value Portfolio                  55,834,565.519
AST Neuberger Berman Mid-Cap Growth Portfolio                 29,605,795.968
AST American Century Income & Growth Portfolio                26,620,740.258
AST American Century Strategic Balanced Portfolio             16,024,891.860
AST American Century International Growth Portfolio           36,997,958.147
AST Gabelli Small-Cap. Value Portfolio                        39,876,934.868
AST Gabelli All-Cap Value Portfolio                           13,771,095.411
AST Strong International Equity Portfolio                     25,809,308.069
AST Alliance Growth Portfolio                                 33,073,084.878
AST Alliance Growth and Income Portfolio                      83,493,680.136
AST INVESCO Capital Income Portfolio                          49,955,920.380
AST DeAM Global Allocation Portfolio                          29,478,215.425
AST DeAM International Equity Portfolio                       16,794,093.971
AST DeAM Small-Cap Growth Portfolio                           55,334,201.990
AST DeAM Large Cap Value Portfolio                            13,457,976.116
AST DeAM Large Cap Growth Portfolio                           9,585,451.486
AST DeAM Small Cap Value Portfolio                            1,653,220.146
AST DeAM Bond Portfolio                                       12,043,272.444
AST Cohen & Steers Realty Portfolio                           17,190,421.199
AST Money Market Portfolio                                    2,747,749,485.170
         As of the  Record  Date,  to the  knowledge  of the  Trust  there is no beneficial  owner of more than 5% of the shares of any  Portfolio  of the Trust.
Collectively,  the  Trustees  and  officers of the Trust own less than 1% of the
Trust's outstanding shares.

         Currently,  the  Portfolios  serve as  underlying  variable  investment options for variable  annuity  contracts  and variable life  insurance  policies
("Variable  Contracts")  issued  by two life  insurance  companies  -- ASLAC and
Kemper   Investors  Life  Insurance   Company  (the   "Participating   Insurance
Companies").  As of the Record Date,  more than 95% of each  Portfolio's  shares were  legally  (rather  than  beneficially)  owned by ASLAC.  ASLAC holds assets attributable  to its Variable  Contracts  obligations in ASLAC Variable  Account
B, ASLAC Variable  Account Q and ASLAC  Variable  Account F  (collectively,  for purposes of this Proxy  Statement,  "ASLAC Variable  Accounts"),  each of which, except for ASLAC  Variable  Account Q, is an  investment  company  registered as such under the  Investment  Company  Act of 1940,  as amended  (the  "Investment
Company Act").  ASLAC Variable  Accounts are comprised of various  sub-accounts, each of which  invests  exclusively  in a  mutual  fund or in a  portfolio  of a
mutual  fund.  The  Participating   Insurance   Companies  will  solicit  voting
instructions  from variable  annuity contract owners who beneficially own shares of  a  Portfolio  through  separate  accounts  of  the  Participating  Insurance
Companies   as   of   the   Record   Date   (the   "Contractowners").    Because
Contractowners   are  indirectly   invested  in  the  Portfolios  through  their
contracts and have the right to instruct the Participating  Insurance  Companies how to vote  shares of the  Portfolios  on all matters  requiring a  shareholder vote,  Contractowners should consider themselves  shareholders of the Portfolios for purposes of this Proxy Statement.

         All shares of each Portfolio held by the  Contractowners  will be voted
by  the   Participating   Insurance   Companies   in   accordance   with  voting
instructions  received  from such  Contractowners  with respect to each proposal being presented to them as set forth in the Notice.  Proxies  submitted  without voting  instructions  for any such proposal will be voted FOR the proposal.  The
Participating  Insurance  Companies  are  entitled  to vote  shares for which no proxy is  received  and will vote  such  shares  in the same  proportion  as the votes cast by their Contractowners on the proxy issues presented.

Management of the Portfolios

         American   Skandia   Investment   Services,   Inc.   ("ASISI"   or  the
"Investment   Manager")   is  the   investment   manager  for  all  the  Trust's
Portfolios.

ASISI has served as  investment  manager of the Trust  since 1992 and  currently serves as  investment  manager to a total of 72 investment  company  portfolios.
ASISI is a wholly  owned  subsidiary  of ASI. ASI is also the owner of ASLAC and
American  Skandia  Marketing,  Incorporated  ("ASM"),  which  is  the  principal underwriter  of ASLAC's  Variable  Contracts.  The  principal  offices of ASISI,
ASI,  ASLAC and ASM are located at One  Corporate  Drive,  Shelton,  Connecticut
06484.  ASI is  indirectly  owned  by  Skandia  Insurance  Company  Ltd.  (publ)
("SICL"),  an  insurance  company  organized  under the laws of the  kingdom  of
Sweden, located at Sveavagen 44, S-103, Stockholm, Sweden.

         ASISI  serves as  Investment  Manager  to the  Portfolios  pursuant  to investment  management  agreements with the Trust with respect to each Portfolio
(the   "Investment   Management   Agreements").    The   Investment   Management
Agreements  provide  that ASISI will  furnish  each  Portfolio  with  investment advice and  administrative  services  subject to the supervision of the Board of
Trustees  and  in  conformity   with  the  stated  policies  of  the  applicable
Portfolios.   In  the  case  of  each  Portfolio,   the  Investment   Management
Agreement  also  provides,   among  other  things,  that  in  carrying  out  its
responsibility   to  supervise  and  manage  all  aspects  of  the   Portfolio's
operations  including  the  executive,   administrative,   accounting,  custody,
transfer agency and  shareholder  servicing  services that are deemed  advisable by the  Trustees,  ASISI  may  engage,  subject  to  approval  of the  Board  of
Trustees of the Trust (the  "Board" or  "Trustees")  and,  where  required,  the shareholders  of the Portfolio,  a sub-advisor to provide  advisory  services to the  Portfolio.  ASISI may  delegate to the  sub-advisor  the duty,  among other
things,  to  formulate  and  implement  the  Portfolio's   investment   program,
including the duty to determine  what issuers and  securities  will be purchased for or sold from the Portfolio.

         The Trust has obtained an exemption  from the  Securities  and Exchange
Commission  that permits ASISI,  subject to approval by the Board of Trustees of the  Trust,  to  enter  into  new  sub-advisory  agreements  with  one  of  more sub-advisors or to change sub-advisors,  without obtaining  shareholder approval of the  changes.  This  exemption  (which is  similar to  exemptions  granted to other  investment  companies  that are  organized  in a  similar  manner  as the
Trust) is intended to facilitate  the efficient  supervision  and  management of the sub-advisors by ASISI and the Trustees.

         In accordance  with this provision for  delegation of authority,  ASISI has  entered  into a  sub-advisory  agreement  with  respect to each  Portfolio, pursuant  to  which  the  above  duties  have  been  delegated  by  ASISI  to  a sub-advisor  who receives  compensation  for its services  from ASISI out of the investment  management fee ASISI receives from each Portfolio;  the sub-advisors do not receive compensation directly from any Portfolio.

         The   Administrator   of  the  Portfolios  is  PFPC  Inc.,  a  Delaware
corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002,  SICL  entered  into a stock  purchase  agreement
(the  "Purchase  Agreement")  to sell  90% of ASI and all of  ASI's  businesses, including  ASISI, to Prudential  Financial,  Inc.  ("Prudential" or "Purchaser")
(the  "Transaction")  for $1.265 billion.  The remaining 10% interest in ASI and its  business  will be  retained  by SICL,  subject  to certain  SICL  rights to require  Prudential  to purchase its remaining  interest and certain  Prudential rights to purchase  such  remaining  interest  from SICL on demand.  Prudential,
751 Broad  Street,  Newark,  New Jersey 07102,  serves retail and  institutional customers  worldwide and includes The Prudential  Insurance  Company of America, one of the largest life  insurance  companies in the U.S.  Prudential  companies offer a variety of products and services,  including  life  insurance,  property
and  casualty  insurance,  mutual  funds,  annuities,   pension  and  retirement
related services and  administration,  asset management,  securities  brokerage, banking and trust  services,  real estate  brokerage  franchises  and relocation services.  The  Prudential  companies  had  approximately  $557 billion in total
assets  under   management  and   administration   as  of  September  30,  2002.
Consummation  of the  Transaction  is  subject  to a  number  of  contingencies, including  receipt of regulatory and shareholder  approvals and  satisfaction of other  closing  conditions.  The goal of ASI and  Prudential  is to complete the
Transaction  during  the  second  quarter  of 2003  (the  "Closing").  Under the
Purchase  Agreement,  among the other conditions to Prudential's  obligations to complete the  Transaction  is the condition  that  shareholder  approvals  shall have  been  received  and shall be in full  force and  effect  with  respect  to
investment   companies  (and  each  series  thereof)  registered  as  investment companies  under  the  Investment  Company  Act  for  which  ASI  or  any of its subsidiaries  acts as investment  advisor,  administrator or sub-advisor  having
not  less  than  75%  of  such  funds'   assets  under   management  as  of  the
consummation date of the Transaction.

         ASISI does not expect that the Trust's  operations  will be  materially affected,  at least  immediately,  by the Transaction.  ASISI does not currently anticipate  that  there  will  be any  immediate  changes  in  the  sub-advisors engaged by the Trust in  connection  with the  Transaction.  ASI and  Prudential are  beginning  the  process  of  evaluating  capabilities  across  the  ASI and
Prudential  companies,  including  ASISI,  and, where  appropriate,  considering
changes  designed  to  maximize  investment  and  operations   capabilities  and
achieve  expense and  resource  efficiencies  to be  implemented  following  the
Transaction.

Summary of Proposals

         Shareholders  of the  Portfolios  are being asked to consider  and vote on the seven  Proposals  set forth in the Notice and  described  in more  detail below.  As  described  above  under  "Voting  Matters",  some  of the  Proposals relate to some, but not all, Portfolios.
o        Under  Proposal I, the  shareholders  of each Portfolio are being asked to approve a new  investment  management  agreement  between the Trust,  on behalf  of the  Portfolios,  and  ASISI,  and  Prudential  Investments  LLC
     ("PI"),   as  co-managers.   If  approved  by  the   shareholders  of  each
     Portfolio,  the new investment  management  agreement would provide for the uninterrupted  management of each Portfolio after the Transaction,  because the separate  current  Investment  Management  Agreement for each Portfolio
     with  ASISI  will   terminate   automatically   upon   completion   of  the
     Transaction.
o        Under Proposal II, the  shareholders  of each Portfolio are being asked to elect  eight  Trustees  to the Board of  Trustees  of the Trust to serve until their  respective  successors  have been elected and  qualified  (the
     "Nominees").
o        Under  Proposal  III,  the  shareholders  of each  Portfolio  are being asked  to  approve  changes  to  each  Portfolio's  fundamental  investment restriction  with respect to the lending  activities of the Portfolios that would  allow a  Portfolio  to lend money  directly  to  another  Portfolio.
     Currently,  each  Portfolio is permitted to lend  portfolio  securities  to certain borrowers pursuant to the Trust's  securities  lending program.  It
     is  proposed  that  the  current  fundamental   investment  restriction  be
     broadened to explicitly  allow the lending of money  between  Portfolios in order to implement the operation of an interfund  credit facility  pursuant to which the  Portfolios  could lend  money to each  other (the  "Interfund
     Credit  Facility").  If approved by the  shareholders  of a Portfolio,  the
     fundamental   investment   restriction  would  be  amended  to  allow  such
     interfund  lending of money in addition to the lending  activities that are permissible under the current fundamental investment restriction.
o        Under Proposal IV, the  shareholders  of each Portfolio are being asked to approve changes to each Portfolio's  fundamental  investment restriction with  respect to the  borrowing  activities  of the  Portfolios  that would allow a  Portfolio  to borrow  money  from  another  Portfolio.  Currently, each  Portfolio is  permitted  to borrow  money for  temporary or emergency purposes  only from  banks or other  persons  as  permitted  by  applicable
     law.  In  order  to  implement  the  operation  of  the  Interfund   Credit
     Facility,   it  is  proposed  that  the  current   fundamental   investment
     restriction  be broadened to  explicitly  allow a Portfolio to borrow money from another  Portfolio.  If approved by the  shareholders  of a Portfolio, the  fundamental  investment  restriction  would be  amended  to allow such borrowing  of money from other  Portfolios  in  addition  to the  borrowing
     arrangements   that  are   permissable   under  the   current   fundamental
     investment restriction.
o        Under  Proposal V, the  shareholders  of each of the  Proposal V Voting
     Portfolios  are being  asked to approve  changes to each  Proposal V Voting
     Portfolio's  fundamental  investment restriction with respect to investment by a Portfolio in a single  issuer.  It is proposed that these  fundamental investment  restrictions  be amended in order to implement the operation of a cash sweep and securities  lending cash collateral  management program to
     invest  the  Portfolios'   uninvested  cash  and  securities  lending  cash
     collateral in affiliated  unregistered  and  registered  money market funds
     (the  "Cash  Sweep  and  Securities  Lending  Cash  Collateral   Management
     Program").   Pursuant  to  the  Cash  Sweep  and  Securities  Lending  Cash
     Collateral  Management  Program, a Portfolio is expected to be permitted to invest up to 25% of its total assets in such money  market  funds  utilized as investment  vehicles  under the Program (the "Money Market  Funds").  If approved  by  the  shareholders  of a  Proposal  V  Voting  Portfolio,  the applicable  fundamental  investment  restriction would be amended to allow, among other  things,  investment by the Portfolio in the Money Market Funds pursuant to the Cash Sweep and Securities Lending Cash Collateral Program.

o    Under Proposal VI, the  shareholders of the AST Goldman Sachs  Concentrated
     Growth  Portfolio  will be asked to  approve  a change  in the  Portfolio's fundamental  investment  restriction with respect to  diversification  such that  the  Portfolio  will  be  changed  from  a  "diversified"  fund  to a
     "non-diversified"  fund, as defined in the Investment  Company Act, and the shareholders  of the AST Goldman Sachs  Mid-Cap  Growth  Portfolio  will be asked  to  approve  a  change  in the  Portfolio's  fundamental  investment restriction  with respect to  diversification  such that the Portfolio will be  changed  from a  "non-diversified"  fund to a  "diversified"  fund,  as defined in the  Investment  Company  Act.  These  changes  are  proposed in
     order  to  accommodate  the  manner  in  which  the   Portfolios'   current
     sub-advisor,  Goldman  Sachs  Asset  Management,  proposes  to manage  each
     Portfolio.

o    Under  Proposal  VII, the  shareholders  of each of the Proposal VII Voting
     Portfolios  are being  asked to  approve  the  reclassification  of certain
     fundamental     investment     restrictions    from     "fundamental"    to
     "non-fundamental".  Fundamental investment  restrictions may not be changed
     without    shareholder    approval   while    non-fundamental    investment
     restrictions  may  be  changed  (or  eliminated)  by the  Trustees  without
     shareholder   approval.   In  certain   cases,   the  current   fundamental
     restrictions  proposed for  reclassification  reflect regulatory,  business or industry  conditions,  practices or  requirements  that are no longer in effect.  In other  cases,  the current  fundamental  restrictions  proposed
     for   reclassification   reflect   limitations  adopted  by  a  Portfolio's
     sub-advisor   with  respect  to  other  funds  similarly   managed  by  the
     sub-advisor.   In  some  cases,   the  fundamental   restrictions   reflect
     requirements  of the  Investment  Company Act that would  continue to apply
     to  the  subject   Portfolios   even  if  the  current   restrictions   are
     eliminated.  In each case,  however,  the  Investment  Company Act does not require a fundamental  investment  restriction.  Thus,  reclassification of these  fundamental  investment  restrictions  would  reduce  administrative
     burdens   associated   with  the   restriction   and   provide   additional
     flexibility  to pursue  investment  policies  consistent  with  current law without the  significant  delay and expense to the Portfolios of soliciting for shareholder approval.

                                   PROPOSAL I

                  APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders  of each of the  Portfolios  are being  asked to approve a new Investment  Management  Agreement (the "New  Agreement")  between the Trust, on behalf of each  Portfolio,  and ASISI,  and PI, as  co-managers.  Approval of the New  Agreements  is  sought so that the  management  of each  Portfolio  can continue  uninterrupted  after the Transaction,  because the current  Investment
Management  Agreements (the "Current  Agreements") will terminate  automatically upon completion of the Transaction.

         The goal of ASI and  Prudential is to complete the  Transaction  during the second quarter of 2003 but  satisfaction  of necessary  closing  conditions, including,  among other things,  obtaining required regulatory approvals,  could defer the completion  date. As a result of the  Transaction,  ASI will become an indirectly  owned  subsidiary of  Prudential.  ASISI will remain a direct wholly owned  subsidiary of ASI.  Under the  Proposal,  PI would act as a co-manager of the Trust  and each  Portfolio  with  ASISI.  As  co-manager,  PI would  provide supervision  and  oversight of ASISI's  investment  management  responsibilities with  respect  to the  Trust.  As  provided  in the New  Agreement,  PI would be accountable to the Board for the  performance  of its duties as  co-manager.  PI expects to also  provide  integration  planning  and related  services to ASISI.
In this  regard,  Prudential  may  decide  at a  later  date  to  integrate  the separate  legal  entities of PI and ASISI into a single entity at which time the surviving  investment  advisor  would  be  responsible  for  providing  services formerly  provided by ASISI and PI and, in return,  would  receive fees formerly received under the New Agreement by ASISI.

         The change of ownership of ASISI  resulting from the  Transaction  will be deemed under the  Investment  Company Act to be an  assignment of the Current
Agreements.  The  Current  Agreements  provide for their  automatic  termination upon an  assignment.  Accordingly,  the New  Agreement  is proposed for approval by shareholders  of each  Portfolio.  The single New Agreement would replace the separate  Current  Agreement  for each  Portfolio,  subject to  approval of such
Portfolio's  shareholders.  The  form  of  the  New  Agreement  is  attached  as
Exhibit  A to this  Proxy  Statement  and the  description  of its terms in this section is qualified in its entirety by reference to Exhibit A.

         Exhibit  B  attached   hereto   reflects   the  date  of  each  Current
Agreement,  the  rate  of  compensation  paid  to  ASISI  with  respect  to each
Portfolio,  and the  aggregate  amount  of  ASISI's  fee  with  respect  to each
Portfolio  for the last fiscal year.  Each Current  Agreement  was last approved by the Board on April 11, 2002 at an  in-person  meeting  called for the purpose of considering the annual re-approval of the Current Agreements.

         The  rate  of  compensation  paid  by  each  Portfolio  under  the  New
Agreement  will be the same as the  rate  paid  under  the  Portfolio's  Current
Agreement.  Neither  ASISI nor PI  anticipate  that the  Transaction  will cause any  reduction  in the nature,  scope or quality of services now provided to any
Portfolio  by ASISI  pursuant to the Current  Agreement  for such  Portfolio  or have any adverse  effect on ASISI's  ability to fulfill its  obligations  to the
Portfolios.

         Terms  of the  Current  Agreements.  Each  Current  Agreement  provides that ASISI will  furnish  each  Portfolio  with  investment  advice and  certain administrative  services  with  respect  to the  applicable  Portfolio's  assets subject to the  supervision of the Board of Trustees and in conformity  with the stated policies of the applicable Portfolio.

         In the case of each Portfolio,  the Current Agreement  provides,  among other things,  that in carrying out its  responsibility  to supervise and manage all  aspects  of the  Portfolio's  operations,  ASISI  may  engage,  subject  to approval  of the  Board of  Trustees  of the  Trust  and,  where  required,  the shareholders  of the Portfolio,  a sub-advisor to provide  advisory  services to the  Portfolio.  ASISI may  delegate to the  sub-advisor  the duty,  among other
things,  to  formulate  and  implement  the  Portfolio's   investment   program,
including the duty to determine  what issuers and  securities  will be purchased for  or  sold  from  the  Portfolio.  In  accordance  with  this  provision  for delegation  of  authority,  ASISI  has  entered  into  a  separate  sub-advisory agreement  with  respect to each  Portfolio,  pursuant to which the above duties have been  delegated by ASISI to a  sub-advisor  who receives  compensation  for its services  from ASISI out of the  investment  management  fee ASISI  receives from each  Portfolio;  the  sub-advisors  do not receive  compensation  directly from any Portfolio.

         Each Current  Agreement  provides  that neither ASISI nor its personnel shall be liable  for any error of  judgment  or mistake of law or for any act of omission  in the  administration  or  management  of the  applicable  Portfolio,
except  for  willful   misfeasance,   bad  faith  or  gross  negligence  in  the
performance  of its or their  duties or by reason of reckless  disregard  of its or their obligations and duties under the Current Agreement.

         Each  Current  Agreement  will  continue  in effect  from year to year, provided  it is  approved  at least  annually  by a vote of the  majority of the
Trustees who are not parties  thereto or  interested  persons of any such party, cast in person at a meeting  specifically  called  for the  purpose of voting on such  approval,  or by the  vote  of the  majority  of  the  outstanding  voting
securities  of  each  Portfolio.   Each  Current  Agreement  may  be  terminated
without  penalty on sixty  days'  written  notice by vote of a  majority  of the
Board of  Trustees or by ASISI,  or by holders of a majority  of the  applicable
Portfolio's  outstanding  shares, and will automatically  terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting  of the Board  held in person on  January
24,  2003  called  for  the  purpose  of  considering  the  approval  of the New
Agreement,  the New Agreement was unanimously  approved by the Board,  including all of the  Trustees  who are not  interested  parties to the New  Agreement  or
interested   persons  of  such  parties   ("Independent   Trustees").   The  New
Agreement,  as  approved  by  the  Board,  is  submitted  for  approval  by  the
shareholders  of  each   Portfolio.   The  New  Agreement  must  be  voted  upon
separately by the shareholders of each Portfolio.

         If the New  Agreement is approved by the  shareholders  of a Portfolio, it will take effect as to such  Portfolio and replace such  Portfolio's  Current
Agreement   upon  the   closing   of  the   Transaction.   Subject   to  earlier
termination,  the New  Agreements  then will remain in effect  through March 31,
2005,  and will  continue  from  year to year  thereafter,  provided  that  such continuance  is approved  annually  with  respect to each  Portfolio  (i) by the
Board or by the vote of the majority of the  outstanding  voting  securities  of the  particular  Portfolio,  and,  in either  case,  (ii) by a  majority  of the
Independent Trustees.

         In brief, the New Agreement specifically provides that:

         o ASISI  and PI  jointly  will  administer  each  Portfolio's  business affairs and supervise each  Portfolio's  investments.  Subject to Board approval,  ASISI and PI may select and employ one or more  sub-advisors for a Portfolio,  who will have primary  responsibility for determining what investments the Portfolio will purchase, retain and sell;

         o  Subject  to  Board   approval,   ASISI  and  PI  may   reallocate  a
         Portfolio's assets among sub-advisors  including (to the extent legally permissable) affiliated  sub-advisors,  consistent with the Portfolio's investment objectives;

         o  ASISI  and  PI  (or a  sub-advisor,  acting  under  ASISI  and  PI's supervision)  will  select  brokers to effect  trades  for a  Portfolio
         (which broker may be an affiliate); and

         o Each  Portfolio  will pay  advisory  fees under its New  Agreement at the same advisory fee rate currently  paid by such Portfolio  under the
         Current Agreement.

         Among other things,  the New Agreement  clarifies that ASISI and PI may
appoint   multiple   sub-advisors   for  each   Portfolio  and   reallocate  the
Portfolios'  assets among the  multiple  sub-advisors  so  appointed  upon Board approval  only and without  seeking  shareholder  approval.  For  example,  this
means  that  a  Portfolio   that  has  allocated  100%  of  its  assets  to  one
sub-advisor  would be able to change the  allocation  to 50% to the  sub-advisor and  50%  to a  second  existing  or  newly  appointed  sub-advisor  with  Board
approval,  but  without  getting  shareholder  approval.   Alternatively,  if  a
Portfolio  has  allocated  50% of its  assets  to each of two  sub-advisors,  it would be able to change the  allocation to 75% of its assets to one  sub-advisor
and  25%  to  the  other  sub-advisor  without  seeking  shareholder   approval.
Although the New Agreement  specifically  provides for  re-allocation  of assets
among  sub-advisors,   the  Trust  has  historically  taken  the  position  that
multiple  sub-advisors  may be engaged for each Portfolio and that the Trust can
re-allocate   assets  in  this  manner.   However,   the  Board   believes  that
clarifying  this matter in the investment  management  agreement at this time is in the best interests of the shareholders.

         In addition,  PI will consider,  where  appropriate,  recommending  the appointment  of  affiliated  sub-advisors  to  manage  all  or  a  segment  of a
Portfolio, subject to Board and shareholder approval requirements.

         Pursuant  to  the  current   sub-advisory   agreements   (the  "Current
Sub-Advisory  Agreements")  between ASISI and the sub-advisors,  as noted above, day-to-day  management  of each  Portfolio  is carried  out by each  sub-advisor
engaged  by  ASISI  under  its  direct  supervision.   Similar  to  the  Current
Agreements,  each Current  Sub-Advisory  Agreement will automatically  terminate at the  closing  of the  Transaction  as a result  of its  "assignment",  and in
accordance  with  the  terms  of  the  Current   Agreements  which  provide  for
termination  of each Current  Sub-Advisory  Agreement  upon  termination  of its
corresponding   Current   Agreement.   If  the  New  Agreement  is  approved  by
shareholders,  new sub-advisory  agreements (the "New Sub-Advisory  Agreements")
will  take  effect  upon  closing  of  the  Transaction.  The  New  Sub-Advisory
Agreements  will  reflect the changes  made in the New  Agreement.  Shareholders will  receive  information  statements  within  ninety (90) days  following  the closing of the Transaction regarding the New Sub-Advisory Agreements.

         The New  Agreement  and the Current  Agreements  do not have  identical provisions  relating  to  PI's  or  ASISI's  liability  to a  Portfolio  if  the
Portfolio  should  suffer a loss in  connection  with the  performance  of their duties  thereunder.  Each Current  Agreement  provides that ASISI will be liable
(jointly  and  severally)  to a Portfolio  only in the event of ASISI's  willful
misfeasance,   gross  negligence,  bad  faith,  or  reckless  disregard  of  its duties.  The New  Agreement  also  provides that ASISI or PI will be liable to a
Portfolio  for a loss  resulting  from  willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of their respective  duties and obligations as co-managers.  In  addition,  the New  Agreement  states  that PI or ASISI may be liable for a breach of its  fiduciary  duty to a Portfolio,  up to the amount of the  Portfolio's  actual  damages and not to exceed the advisory fee  previously paid by the  Portfolio  over a certain  period.  The Current  Agreements  do not limit ASISI's liability to the Portfolios in this manner.

         Any  investment  program  undertaken  by  ASISI  pursuant  to each  New
Agreement,  as well as any  other  activities  undertaken  by ASISI on behalf of the  applicable  Portfolio  pursuant  thereto,  shall at all times be subject to any  directives of the Board.  This proposal to approve the New Agreement  seeks no increase in advisory fees for any of the Portfolios.

         Information   about   ASISI.   ASISI  is  a   Connecticut   corporation
organized  in  1991  and  is  registered  as  an  investment  adviser  with  the
Securities  and  Exchange  Commission.  Prior to April 7, 1995,  ASISI was known as American  Skandia Life  Investment  Management,  Inc.  ASISI  furnishes  each
Portfolio  with  investment  advice and  certain  administrative  services  with respect to the applicable  Portfolio's  assets subject to the supervision of the
Board of Trustees and in conformity  with the stated  policies of the applicable
Portfolio.

         ASISI  may  engage,  subject  to  approval  of  the  Board  and,  where required,  the shareholders of the Portfolio,  a sub-advisor to provide advisory services  to the  Portfolio.  ASISI may  delegate to the  sub-advisor  the duty, among other  things,  to formulate  and  implement  the  Portfolio's  investment program,  including the duty to determine  what issuers and  securities  will be purchased  for or sold from the  Portfolio.  In accordance  with this  provision for  delegation of authority,  ASISI has entered into a  sub-advisory  agreement with  respect  to each  Portfolio,  pursuant  to which  the  above  duties  were delegated by ASISI to a sub-advisor who receives  compensation  for its services from  ASISI  out of the  investment  management  fee  ASISI  receives  from each
Portfolio;  the  sub-advisors  do not  receive  compensation  directly  from any
Portfolio.

         ASISI is a  wholly-owned  subsidiary of American  Skandia,  Inc. ASI is also the owner of ASLAC and ASM,  which serves as the principal  underwriter  of
ASLAC Variable  Contracts.  The principal  offices of ASISI,  ASI, ASLAC and ASM are  located  at  One  Corporate  Drive,  Shelton,  Connecticut  06484.  ASI  is
indirectly owned by SICL.

         The  table  below  lists  the  name  and  principal  occupation  of the officers of ASISI who are also  officers  or Trustees of the Trust.  The address of each person is One  Corporate  Drive,  Shelton,  Connecticut  06484.  Wade A.
Dokken  serves  as both CEO of ASISI  and  Board  Chairman  of the  Trust.  John
Birch,  Richard G. Davy, Jr., Edward P. Macdonald,  J. David Greenwald and Scott
H. Rhodes serve as officers of ASISI and the Trust.

Name                      Position and Principal Occupation with ASISI
Wade A. Dokken            Chief Executive Officer
John Birch                Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.      Vice President
Edward P. Macdonald       Chief Counsel and Anti-Money Laundering Officer
J. David Greenwald        Director of Mutual Fund Operations
Scott H. Rhodes           Mutual Fund Controller

         Interests  of  Officers  and  Trustees  in  the  Transaction.   Certain
officers and  Trustees of the Trust who are also  officers or employees of ASISI may have interests in the Transaction  arising out of certain  benefit  programs in  which  they  participate.  Previously  granted  stock  options  and  phantom stock  options  issued by SICL to such  officers or employees of ASISI that have not yet vested  will  become  vested on the  earlier of their  ordinary  vesting
date  or  the  date  that  is  twelve  months   following  the  closing  of  the
Transaction,  and shall  remain  exercisable  until  the date  that is  eighteen
months  following  the  closing  of  the  Transaction.   Additionally,   certain
officers or  employees  of ASISI who are also  officers or Trustees of the Trust may  participate  in an employee long term  appreciation  plan,  which will vest and become  payable  upon the closing of the  Transaction.  In  connection  with the  closing  of the  Transaction,  an  affiliate  of ASISI  also may make bonus payments to certain  officers  or  employees  of ASISI who are also  officers or
Trustees of the Trust.

         Certain of the  Trust's  officers  and  Trustees  who are  officers  or employees  of  ASISI  participate  in  severance  plans  or  have  entered  into agreements  with ASISI or its  affiliates  that provide for  enhanced  severance benefits in the event that they are  terminated in connection  with or following the  closing of the  Transaction.  Such  officers  or  employees  of ASISI would also be eligible for  continuation of certain  benefits during the severance pay and salary continuation  periods. In addition,  Wade A. Dokken,  Chief Executive
Officer of ASISI and Chairman of the Board,  has been  informed  that  following the  completion  of the  Transaction,  he will  assume  a senior  position  with
Prudential's Insurance Division's Office of Strategic Planning.

         Exhibit C attached  hereto  reflects other funds for which ASISI serves
as  investment  adviser  having  a  similar  investment   objective  to  certain
Portfolios  of the Trust,  and  indicates  the  assets of such  other  funds and
ASISI's rate of  compensation  for serving as investment  adviser for such other
funds.  ASM,  an  affiliate  of  ASISI,   receives   brokerage   commissions  in
connection  with the purchase  and sale of  securities  held by the  Portfolios.
For  the  fiscal  year  ended  December  31,  2002,  such  commissions   totaled
$7,904,358.90,  which was 14.68% of the Trust's aggregate brokerage  commissions paid during the fiscal year ended December 31, 2002.

         Information   about  PI.  PI  serves  as  manager  to  the   investment
companies  that  comprise the  Prudential  mutual  funds.  As of  September  30,
2002,  PI  managed  and/or  administered   open-end  and  closed-end  management
investment companies with assets of approximately $84.4 billion.

         PI is a  wholly-owned  subsidiary  of PIFM  HoldCo,  Inc.,  which  is a wholly-owned  subsidiary of Prudential Asset Management  Holding Company,  which is a  wholly-owned  subsidiary  of  Prudential.  The  address of PI, PIFM HoldCo and PAMHCO is Gateway  Center  Three,  100 Mulberry  Street,  Newark,  NJ 07102.
The address of Prudential is 751 Broad Street, Newark, NJ 07102.

         The  table  below  lists  the  name  and  principal  occupation  of the officer in charge  and the senior  officers  of PI. The  address of each  person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                   Position and Principal Occupation with PI
Judy A. Rice            Officer  in  Charge  and  President,   Chief   Executive
                       Officer & Chief Operating Officer
Robert F. Gunia        Executive Vice President & Chief Administrative Officer
William V. Healey      Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn        Executive Vice President
Stephen Pelletier      Executive Vice President
Lynn M. Waldvogel      Executive Vice President
Keitha L. Kinne        Senior Vice President
Marguerite E. H.
Morrison               Senior Vice President
Grace C. Torres        Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including  the  purchase,  retention or sale of the securities  and cash  contained in the  portfolios.  PI (or a sub-advisor  under
PI's  supervision)  is  responsible  for the  selection  of brokers  and dealers
(which may be affiliates of PI or the  sub-advisor) to effect all  transactions, and is  authorized  to pay  higher  commissions  in  order to  receive  research services.  PI  performs  administrative  services  for the funds it manages  and furnishes each fund with  statistical  information  concerning its  investments.
In  general,  each  fund  bears its own  expenses  pursuant  to the  appropriate agreement,  although PI pays the salaries of its employees who provide  services to each fund.

         Exhibit D attached  hereto  reflects other funds for which PI serves as investment  adviser having similar  investment  objectives to certain Portfolios of the Trust,  and  indicates  the  assets of such other  funds and PI's rate of compensation for serving as investment adviser for such other funds.

         Evaluation  by  the  Board.   The  Board,   including  the  Independent
Trustees,  met in person on January 24, 2003 to consider  whether to approve the
New Agreement and New  Sub-advisory  Agreements  and to recommend the submission of the New Agreement to  shareholders  for approval.  The  Independent  Trustees were  advised by their  independent  legal  counsel  throughout  the  evaluation process and an  independent  financial  advisor was selected by the  Independent
Trustees and engaged by the Trust,  at the expense of ASISI,  to assist in their deliberations (the "Financial Advisor").

         In preparing  for the  meetings,  the  Trustees  were  provided  with a variety of information  about  Prudential,  the  Transaction,  PI and ASISI. The
Trustees  received from  Prudential a summary of the material  provisions of the
Transaction  and  Prudential's  and  PI's  most  recent  financial   statements,
including  balance sheets.  The Trustees also reviewed  information  concerning:
(1)  Prudential's   organizational  structure  and  senior  personnel;  and  (2)
Prudential's  operations  and,  in  particular,  its mutual  fund  advisory  and
distribution   activities.   Proposed   forms  of  the  New  Agreement  and  New
Sub-advisory  Agreements were provided to the Trustees.  Senior  representatives of ASISI  and  Prudential  attended  the Board  meeting  to  present  additional information and to respond to questions by the Independent Trustees.

         At the meetings,  the Trustees were informed by senior  representatives of  Prudential  and ASISI that (1) the  services  to be provided by ASISI and PI under the New  Agreements  will be at least  equal in scope and quality to those which  have  been  provided  by  ASISI  to  the  Portfolios  under  the  Current
Agreements;  (2) the  investment  advisory fee rate to be paid by each Portfolio to ASISI and PI under the New  Agreement  will  remain the same as that  payable to ASISI  under its  Current  Agreement;  (3) ASI and  Prudential  will each use their  best  efforts  to  avoid  the  imposition  on  the  Trust  or  any of the
Portfolios of an "unfair  burden" (as defined in the Investment  Company Act) in connection  with the  Transaction;  (4) ASISI and PI will maintain any voluntary fee waiver or expense  limitation  for a Portfolio  currently  in effect for the period  previously  discussed  with the Board,  although  any such fee waiver or expense  limitation  may thereafter be terminated by ASISI and PI; and (5) it is not expected that the  Portfolios'  expense  ratios will increase  under the New
Agreement.

         In the  course of their  deliberations,  the  Trustees  considered,  in addition to the  information  described  above,  (1) the similarity  between the material terms and  conditions of the New Agreement and the Current  Agreements;
(2)  Prudential's  general  reputation  and its general  intentions at that time with respect to management of the Portfolios' investment  portfolios,  including
possible  utilization  of  Prudential's   internal  investment   management  and
research  capabilities;  (3) the potential for possible economies of scale to be realized by the Portfolios in light of existing  Prudential  investment products and  services;  (4) the potential for enhanced  distribution  opportunities  for the  Portfolios'  shares  through  participation  in the Trust by life insurance
companies   affiliated  with  Prudential  and  access  to  Prudential's  captive distribution  force and; (5) Prudential's  stated  commitment to the maintenance of  effective  compliance  programs for the Trust and its  compliance  record in respect of mutual funds that it presently sponsors.

         As  described  above,  the  Portfolios  at present  primarily  serve as underlying  variable  investment  options for  variable  annuity  contracts  and variable life insurance  policies issued by ASLAC. In their  deliberations,  the
Trustees  considered  actions during 2002 by Standard &  Poor's Rating Services,
Inc., Moody's Investment  Services,  Fitch, Inc. and A.M. Best Company to reduce financial  strength or credit ratings  assigned to ASLAC or SICL and information received in the months  prior to public  announcement  of the  Transaction  from
ASISI and its  affiliates  regarding  (1) the  potential  competitive  impact of these rating  actions on ASLAC and (2) the financial  abilities of ASISI and its affiliates  to continue to provide  distribution  services  and  services to the
Trust and Portfolios  required by the Current  Agreements  commensurate in scope and quality  with those  currently  provided.  The Trustees  further  considered discussions  with  ASISI  and  SICL  prior  to the  public  announcement  of the
Transaction as to the Trustees' concerns in light of these developments.

         The  Trustees  received  and  considered  information  provided  by the
Financial   Advisor   regarding   Prudential,   including   information   as  to
Prudential's  most  recent  credit  and  financial  strength  ratings,  and  the anticipated impact of the Transaction upon its financial position.

         Based  on the  foregoing  information  and  considerations,  the  Board determined  that the New Agreement and the New  Sub-advisory  Agreements  are in
each  Portfolio's  and  its  shareholders'  best  interests.   Accordingly,  the
Trustees,  including the Independent Trustees,  unanimously voted to approve the
New Agreement and New  Sub-advisory  Agreements for each Portfolio and to submit the New Agreement to the shareholders of each Portfolio for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the  Transaction.  In the  event  that the  Transaction  is not  consummated,
ASISI  will  continue  to  manage  each   Portfolio   pursuant  to  its  Current
Agreement,  which will continue in full force and effect in accordance  with its
terms.   Shareholders  of  each  Portfolio  must  separately   approve  the  New
Agreement with respect to that  Portfolio.  If the  shareholders of a particular
Portfolio  should  fail to approve  the New  Agreement  and the  Transaction  is completed,  the  Board  shall  meet to  consider  appropriate  action  for  that
Portfolio.

         In the event that the  Transaction  is not  completed  for any  reason, including  the  failure  of the  shareholders  of the  Portfolios  and of  other investment  companies  for  which  ASI  or  any  of  its  subsidiaries  acts  as investment  adviser,  administrator  or sub-advisor to approve the New Agreement as  required  by  the  Purchase  Agreement,  the  Trustees  will  consider  what actions,  if any,  are  available  to the Trust to provide for  continuation  of high quality investment management and distribution services to the Portfolios.

         Section 15(f) of the Investment  Company Act. ASI and  Prudential  will use their  reasonable  best efforts to assure  compliance with the conditions of
Section  15(f)  of  the  Investment   Company  Act.  Section  15(f)  provides  a
non-exclusive  safe harbor for an investment  adviser or any affiliated  persons thereof to receive any amount or benefit in connection  with a transaction  that results in a change in control of or  identity of the  investment  adviser to an investment  company  as  long as two  conditions  are  met.  First,  no  "unfair burden" may be imposed on the investment  company as a result of the transaction relating to the change in control,  or any express or implied terms,  conditions or  understandings  applicable  thereto.  As defined in the  Investment  Company
Act,  the term "unfair  burden"  includes  and  arrangement  during the two-year
period  after  the  change  in  control  whereby  the  investment   advisor  (or
predecessor  or  successor  adviser),  or any  interested  person  of  any  such adviser,  receives  or is  entitled  to receive  any  compensation,  directly or indirectly,  from the  investment  company or its security  holders  (other than fees for bona fide investment  advisory or other  services),  or from any person in  connection  with the purchase or sale of  securities  or other  property to, from,  or on behalf of the  investment  company  (other than bona fide  ordinary compensation  as  principal  underwriter  of the  investment  company).  Second, during the three year period  immediately  following  the change in control,  at
least  75%  of  an  investment   company's   board  of  directors  must  not  be
"interested  persons" of the investment  adviser or the  predecessor  investment adviser within the meaning of the Investment Company Act.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF EACH  PORTFOLIO  VOTE "FOR"  PROPOSAL I. ANY UNMARKED  PROXIES
WILL BE SO VOTED.

                                  PROPOSAL II

                           ELECTION OF EIGHT TRUSTEES

         At  the  Meeting,  shareholders  will  be  asked  to  elect  eight  (8)
Trustees  to  the  Trust's   Board  of  Trustees  to  hold  office  until  their
successors  are elected and  qualified.  All of the Nominees  have  consented to be named and have  indicated  their  intent to serve if elected.  If any Nominee is  unavailable  for any reason,  the Proxy  holders will consult with the Board of Trustees of the Trust in  determining  how to vote the shares  represented by them.

         The  Board's  Nominating  Committee,   which  is  comprised  solely  of
Independent   Trustees,   recommended,   and  the  full  Board   approved,   the
nomination,  subject  to  completion  of the  Transaction,  of Saul K.  Fenster,
Delayne  Dedrick  Gold,  W. Scott  McDonald,  Jr.,  Thomas T.  Mooney,  Louis A.
Weill,  III,  David R. Odenath,  Jr.,  Robert F. Gunia and John A.  Pileski.  As
described  more fully below,  if elected,  David R.  Odenath,  Jr. and Robert F.
Gunia  would be  Interested  Trustees  by virtue of their  employment  by PI and
Prudential.   The  other  six  Nominees,   if  elected,   would  be  Independent
Trustees.  One  of  the  current  Trustees,  John  A.  Pileski,  was  previously appointed  to the Board by the other  current  Trustees  and is a Nominee  under
Proposal II because he has not previously  been elected by the  shareholders  of the Trust.  Ms. Gold and Messrs.  Fenster,  McDonald,  Mooney and Weil currently serve as  Independent  Trustees of registered  management  investment  companies managed  by  PI.  The  election  of the  Nominees  other  than  Mr.  Pileski  is contingent  in  each  case  upon  completion  of the  Transaction.  The  current
Trustees  believe that the election of the Nominees will  facilitate the ability of ASISI and PI as co-managers to provide efficient  investment  services to the
Portfolios  and  result  in a Board  that is  familiar  with the  Trust  and the services and resources of each of ASISI and PI.

         The Trust  currently  has six  Trustees,  five of whom are  Independent
Trustees,   and  one  of  whom,  Wade  A.  Dokken,  is  an  Interested  Trustee.
Following  the election of the Nominees and  completion of the  Transaction,  it is  expected  that two of the current  Trustees,  Wade A. Dokken and David E. A.
Carson  will  resign.  After the  Transaction,  Julian A.  Lerner is expected to retire  from  the  Board  of  the  Trust  and  to be  appointed  to  serve  as a non-voting  Trustee  Emeritus  for  terms  not  to  exceed  three  years  in the aggregate.  As  described  above,  current  Trustee John A. Pileski is a Nominee for election by  shareholders  and, if elected,  would  continue to serve on the
Board  whether  or not the  Transaction  is  completed.  Proposal  II  will  not affect the status of the other two Independent  Trustees,  Thomas M. O'Brien and
F. Don Schwartz,  both of whom have  previously  been elected by shareholders on
April 17,  1992,  and these  Trustees  will  continue to hold office  until they resign, retire or are removed from office and their successors are elected.

         If  Proposal  II is  approved  by  shareholders,  upon  closing  of the
Transaction  the Trust's Board will be comprised of ten (10) Trustees  including eight (8)  Independent  Trustees and two (2) Interested  Trustees.  In the event that the  Transaction is not completed,  the current  Trustees would continue in office as their successors would not have been elected and qualified.

         The table below  indicates,  as to each of the Nominees for election as a Trustee  as well as the  current  Trustees  and  officers  of the  Trust,  the
following   information:   his  or  her  name,   position  with  the  Trust  (if
applicable),  age,  period of time  served on the  Board,  principal  occupation during  the past five  years,  the  number  of  portfolios  in the Fund  Complex overseen, and other directorships held in public companies.

Current Independent Trustees and Nominee:

-------------------- ---------- --------------- ----------------------- ------------
                                                                         Number of
                                                                        Portfolios
                                                                          in Fund
                                  Length of                               Complex
Name, Age and        Position   Time Served(1)  Principal Occupation     Overseen
Address                                         During Past 5 Years     by Trustee/
                                                                         Director*
-------------------- ---------- --------------- ----------------------- ------------
-------------------- ---------- --------------- ----------------------- ------------
David E. A. Carson   Trustee    Trustee since   Director      (January      72
(68)                            April, 1992     2000 to May 2000)
People's Bank                                   Chairman      (January
1 Financial  Plaza,                             1999 to December 1999)
Second Floor                                    Chairman   and   Chief
Hartford,                                       Executive      Officer
Connecticut 06103                               (January    1998    to
                                                December 1998)
                                                President,    Chairman
                                                and  Chief   Executive
                                                Officer    (1983    to
                                                December 1997)
                                                People's Bank
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other   Directorships  Held:  Mr.  Carson  has  served  as  a  Director  of  United
Illuminating  and UIL  Holdings,  a utility  company,  since May 1993.  He has also served as a Trustee  of Mass  Mutual  Institutional  Funds and Mass  Mutual  Series
Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
Julian A. Lerner     Trustee    Trustee since   Retired since 1995          72
(78)                            November, 1996  Senior Vice  President
12850      Spurling                             and Portfolio Manager
Road Suite 208                                  (1986 to 1995)
Dallas, Texas 75230                             AIM  Charter  Fund and
                                                AIM Summit Fund

-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other  Directorships Held: Mr. Lerner served a Director of the Idex Funds, a mutual fund  company,  from March 1996 until  December  1999.  He served as a Director  of
Atlas Assets Inc., a mutual fund  company,  from November 1997 until March 1999. He also served as a Trustee of Atlas  Insurance  Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
Thomas M. O'Brien    Trustee    Trustee since   President and Chief         72
(52)                            April, 1992     Executive Officer
Atlantic Bank of                                May 2000 to present
New York                                        Atlantic Bank of New
960 Avenue of the                               York
Americas                                        Vice Chairman
New York, NY 10001                              January 1997 to April
                                                2000
                                                North Fork Bank
                                                President and Chief
                                                Executive Officer:
                                                December 1984 to
                                                December 1996
                                                North Side Savings
                                                Bank
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other  Directorships  Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank,  from  December  1996 until May 2000.  He has also  served as a  Director  of
Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
John A. Pileski      Trustee    Trustee since   Retired since June          72
(63)                 and        February, 2001  2000
43 Quaquanantuck     Nominee                    Tax Partner
Lane                                            (July 1974 to June
Quogue, NY 11959                                2000)
                                                KPMG, LLP
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other  Directorships  Held:  Mr.  Pileski  has  served  as a  Director  of New York
Community  Bank since  April,  2001.  He has also  served as a  Director  of Queens
Museum of Art since  January  1997 and as a Director  of Surf Club of Quogue,  Inc.
since May 1980.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
F. Don Schwartz      Trustee    Trustee since   Management Consultant       72
(67)                            April, 1992     (April 1985 to
6 Sugan Close Drive                             present)
New Hope, PA 18938
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------
* The Trustees are  responsible  for  overseeing  all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American  Skandia Advisor Funds,
Inc. ("ASAF"),  all of which are investment  companies managed by the Investment
Manager.
Proposed Independent Trustee Nominees:

-------------------- ---------- --------------- ----------------------- ------------
                                                                         Number of
                                                                        Portfolios
                                                                          in Fund
                                  Length of                               Complex
Name, Age and        Position    Time Served    Principal Occupation     Overseen
Address*                                        During Past 5 Years     by Trustee/
                                                                         Director
-------------------- ---------- --------------- ----------------------- ------------
-------------------- ---------- --------------- ----------------------- ------------
Saul K. Fenster,     No              N/A        President Emeritus          N/A
Ph.D. (69)           position                   (since June 2002);
                     with                       President (December
                       Trust                    1978-June 2002) of
                                                New Jersey Institute
                                                of Technology;
                                                Commissioner
                                                (1998-June 2002) of
                                                the Middle States
                                                Association
                                                Commission on Higher
                                                Education;
                                                Commissioner (since
                                                1985) of the New
                                                Jersey Commission on
                                                Science and
                                                Technology; Director
                                                (since 1998) Society
                                                of Manufacturing
                                                Engineering Education
                                                Foundation; Director
                                                (since 1995) of
                                                Prosperity New
                                                Jersey; formerly a
                                                director or trustee
                                                of Liberty Science
                                                Center, Research and
                                                Development Council
                                                of New Jersey, New
                                                Jersey State Chamber
                                                of Commerce, and
                                                National Action
                                                Council for
                                                Minorities in
                                                Engineering.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other   Directorships  Held:  Member  (since  2000),  Board  of  Directors  of  IDT
Corporation.
------------------------------------------------------------------------------------

-------------------- ---------- --------------- ----------------------- ------------
Delayne     Dedrick  No         N/A             Marketing   Consultant  N/A
Gold (64)            position                   (1982-present);
                     with                       formerly  Senior  Vice
                     Trust                      President  and  Member
                                                of   the    Board   of
                                                Directors,  Prudential
                                                Bache Securities, Inc.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held: None
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
W. Scott  McDonald,  No         N/A             Vice President (since   N/A
Jr. (65)             position                   1997) of Kaludis
                     with                       Consulting Group,
                     Trust                      Inc. (a company
                                                serving higher
                                                education);  Formerly
                                                principal
                                                (1993-1997), Scott
                                                McDonald &
                                                Associates, Chief
                                                Operating Officer
                                                (1991-1995),
                                                Fairleigh Dickinson
                                                University, Executive
                                                Vice President and
                                                Chief Operating
                                                Officer (1975-1991),
                                                Drew University,
                                                interim President
                                                (1988-1990), Drew
                                                University and
                                                founding director of
                                                School, College and
                                                University
                                                Underwriters Ltd.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held: None
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
Thomas  T.   Mooney  No         N/A             President of the        N/A
(61)                 position                   Greater Rochester
                     with                       Metro Chamber of
                     Trust                      Commerce; formerly
                                                Rochester City
                                                Manager; formerly
                                                Deputy Monroe County
                                                Executive; Trustee of
                                                Center for County
                                                Executive; Trustee of
                                                Center for
                                                Governmental
                                                Research, Inc.;
                                                Director of Blue
                                                Cross of Rochester,
                                                Monroe County Water
                                                Authority and
                                                Executive Service
                                                Corps of Rochester.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held:  Director,  President and Treasurer (since 1986) of First
Financial Fund, Inc. and Director (since 1988) of The High Yield Plus Fund, Inc.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
Louis A. Weil, III   No              N/A        Formerly Chairman           N/A
(61)                 position                   (January 1999-July
                     with                       2000), President and
                       Trust                    Chief Executive
                                                Officer (January
                                                1996-July 2000) and
                                                Director (since
                                                September 1991) of
                                                Central Newspapers,
                                                Inc.; formerly
                                                Chairman of the Board
                                                (January 1996-July
                                                2000), Publisher and
                                                Chief Executive
                                                Officer (August
                                                1991-December 1995)
                                                of Phoenix
                                                Newspapers, Inc.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held: None
------------------------------------------------------------------------------------
*The address of each Nominee is c/o Prudential  Investments  LLC, Gateway Center
Three, 100 Mulberry Street, Newark, NJ 07102.

Proposed Interested Trustee Nominees(2):

-------------------- ---------- --------------- ----------------------- ------------
                                                                        Number   of
                                                                        Portfolios
                                                                        in     Fund
                                Length      of                          Complex
Name,    Age    and  Position   Time Served     Principal   Occupation  Overseen
Address*                                        During Past 5 Years     by
                                                                        Trustee/Director
-------------------- ---------- --------------- ----------------------- ------------
-------------------- ---------- --------------- ----------------------- ------------
David  R.  Odenath,  No         N/A             President,       Chief  N/A
Jr. (45)             position                   Executive  Officer and
                     with                       Chief        Operating
                     Trust                      Officer   (since  June
                                                1999)  of   Prudential
                                                Investments       LLC;
                                                Senior Vice  President
                                                (since  June  1999) of
                                                The         Prudential
                                                Insurance  Company  of
                                                America;      formerly
                                                Senior Vice  President
                                                (August       1993-May
                                                1999)  of  PaineWebber
                                                Group, Inc.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------------- ------------
Robert   F.   Gunia  No         N/A             Executive         Vice  N/A
(56)                 position                   President   and  Chief
                     with                       Administrative
                     Trust                      Officer   (since  June
                                                1999)      of      PI;
                                                Executive         Vice
                                                President          and
                                                Treasurer       (since
                                                January  1996)  of PI;
                                                President       (since
                                                April     1999)     of
                                                Prudential  Investment
                                                Management    Services
                                                LLC (PIMS);  Corporate
                                                Vice President  (since
                                                September   1997)   of
                                                The         Prudential
                                                Insurance  Company  of
                                                America  (Prudential);
                                                formerly  Senior  Vice
                                                President       (March
                                                1987-May    1999)   of
                                                Prudential
                                                Securities;   formerly
                                                Chief   Administrative
                                                Officer          (July
                                                1989-September  1996),
                                                Director      (January
                                                1989-September   1996)
                                                and   Executive   Vice
                                                President,   Treasurer
                                                and  Chief   Financial
                                                Officer          (June
                                                1987-December    1996)
                                                of      PMF.      Vice
                                                President          and
                                                Director  (since  May,
                                                1992)               of
                                                Nicholas-Applegate
                                                Fund, Inc.
-------------------- ---------- --------------- ----------------------- ------------
------------------------------------------------------------------------------------
Other  Directorships  Held:  Vice  President  and Director  (since May 1989) of The
Asia Pacific Fund, Inc.
------------------------------------------------------------------------------------
* The  address  of each  Nominee  is c/o  Prudential  Investments  LLC,  Gateway
Center Three, 100 Mulberry Street, Newark, NJ 07102.

Current Interested Trustee and Trust Officers(2):

-------------------- ---------- --------------- ----------------- ------------------
                                                Number        of
                                                Portfolios    in
                                Length      of  Fund     Complex
Name,    Age    and  Position   Time Served(1)  Overseen      by  Other
Address                                         Trustee/Director* Directorships
                                                                  Held
-------------------- ---------- --------------- ----------------- ------------------
-------------------- ---------- --------------- ----------------- ------------------

John Birch           Vice       Vice            N/A               None
(52)                 President  President
                                since    April
                                1998

-------------------- ---------- --------------- ----------------- ------------------
------------------------------------------------------------------------------------
Principal  Occupation  During  Past 5 Years:  Mr.  Birch has served as Senior  Vice
President and Chief  Operating  Officer of American  Skandia  Investment  Services,
Incorporated  ("ASISI")  since December 1997. He served as Executive Vice President and Chief Operating Officer of International Fund  Administration  from August 1996 until October 1997.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------- ------------------
Richard   G.  Davy,  Treasurer  Treasurer
Jr.                             since    March  N/A               None
(54)                            1995
-------------------- ---------- --------------- ----------------- ------------------
------------------------------------------------------------------------------------
Principal  Occupation During Past 5 Years: Mr. Davy has served as Vice President of
ASISI since June 1997.
------------------------------------------------------------------------------------

-------------------- ---------- --------------- ----------------- ------------------
                                                Number of
                                                Portfolios in
                                Length      of  Fund Complex
Name,    Age    and  Position   Time Served(1)  Overseen by       Other
Address                                         Trustee/Director* Directorships
                                                                  Held
-------------------- ---------- --------------- ----------------- ------------------
Wade A. Dokken**     President  President                         Director of
(42)                 (Chief     since June,            72         American
                     Executive  2001                              Skandia,
                     Officer)   Trustee since                     Incorporated
                     and        March, 2002                       ("ASI")
                     Trustee
-------------------- ---------- --------------- ----------------- ------------------
------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Dokken has served as President and
Chief  Executive  Officer  of ASI  since May 2000.  He  served  as  Executive  Vice
President  and Chief  Operating  Officer of ASI from  December 1999 until May 2000.
Prior to that,  he served as Deputy Chief  Executive  Officer of ASI from  December
1997 to December 1999.
------------------------------------------------------------------------------------
-------------------- ---------- --------------- ----------------- ------------------
Edward P. Macdonald  Secretary  Secretary
(35)                            since                 N/A               None
                                November 2000
-------------------- ---------- --------------- ----------------- ------------------
------------------------------------------------------------------------------------
Principal  Occupation  During  Past 5 Years:  Mr.  Macdonald  has  served  as Chief
Counsel,  Investment  Management of ASI since July 2002.  From September 2000 until
June 2002 he served  as Senior  Counsel,  Securities  of ASI.  From  December  1999
until  August  2000 he served as  Counsel of ASI.  From  April 1999 until  December
1999 he served as Senior  Associate  Counsel of ASI.  Prior to that,  he was Branch
Chief,  Senior Counsel and Attorney at the U.S.  Securities and Exchange Commission
from October 1994 to April 1999.
------------------------------------------------------------------------------------

* The Trustees are  responsible  for  overseeing  all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American  Skandia Advisor Funds,
Inc. ("ASAF"),  all of which are investment  companies managed by the Investment
Manager.

**  Indicates  a Trustee or Nominee  who is an  "interested  person"  within the meaning set forth in the Investment  Company Act (an "interested  person").  Mr.
Dokken  is  deemed  "interested"  by virtue of his  serving  as an  officer  and director of ASI, the corporate  parent and owner of the Investment  Manager,  as well as an officer of the Investment Manager.

(1) All of the  officers  and  Trustees  of the  Trust  listed  above  serve  in similar  capacities for American  Skandia  Advisor Funds,  Inc.,  which are also investment  companies managed by the Investment  Manager.  Following  completion of the Transaction,  it is expected that Messrs.  O'Brien,  Pileski and Schwartz will resign as Directors of ASAF but that Mr.  Carson will  continue to serve in his capacity as a Director who is not an interested person.

(2) Unless otherwise indicated,  each officer,  Trustee and Nominee listed above has held  his/her  principal  occupation  for at least the last five  years.  In addition to the principal  occupations  noted above, the following  officers and
Interested  Trustees  of the  Trust  hold  various  positions  with  ASISI,  the
Trust's  Investment  Manager,  and  its  affiliates,   including  ASASI,  ASLAC,
American   Skandia  Fund  Services,   Inc.   ("ASFS")  ASM,   American   Skandia
Information  Services  and  Technology  Corporation  ("ASIST") or ASI: Mr. Birch
also serves as Senior Vice  President and Chief  Operating  Officer of ASISI and
as a Senior Vice  President  of ASI. Mr.  Dokken also serves as Chief  Executive
Officer of ASISI,  President and Chief Executive Officer of ASASI,  ASLAC, ASFS,
ASI and ASIST and as a  Director  of ASI.  Mr.  Macdonald  also  serves as Chief
Counsel of ASISI and ASASI.  In  addition,  as listed  above,  Nominee Mr. Gunia serves as Executive Vice President,  Chief Administrative  Officer and Treasurer
of PI,  Corporate  Vice  President of  Prudential  and  President of  Prudential
Investment  Management  Services LLC, and Nominee  David R. Odenath,  Jr. serves as President,  Chief  Executive  Officer and Chief  Operating  Officer of PI and
Senior Vice President of Prudential.

         The Board of  Trustees  of the Trust met  sixteen  times  during  the fiscal year ended  December  31, 2002.  All of the Trustees  attended at least
75% of the meetings.

         The Trust  currently has a Nominating and  Governance  Committee and an
Audit Committee, as described below.

         Nominating  and   Governance   Committee.   Among  other  duties,   the
Nominating and  Governance  Committee  shall make  nominations  for  Independent
Trustee  membership  on the  Board  of  Trustees.  In  addition,  the  Committee
attends  to  various  governance  matters  including   committee  structure  and
membership.  The members of the  Nominating  and  Governance  Committee  include
David E. A. Carson,  Julian A. Lerner  (Chairman),  Thomas M.  O'Brien,  John A.
Pileski and F. Don  Schwartz.  In 2002,  the  Committee  met on April 10,  2002.
The  Committee  currently  does not consider  nominees  recommended  by security holders.

         Audit  Committee.  The  Audit  Committee  shall  recommend  to the full
Board the  engagement  or  discharge  of the  Trust's  independent  accountants;
directing  investigations  into  matters  within  the  scope of the  independent accountants' duties,  reviewing with the independent  accountants the audit plan and  results of the  audit,  approving  professional  services  provided  by the independent  accountants  prior to the  performance of such services,  reviewing the  independence  of the  independent  accountants and considering the range of audit and non-audit  fees. The members of the Audit  Committee  include David E.
A. Carson (Chairman),  Julian A. Lerner,  Thomas M. O'Brien, John A. Pileski and
F. Don Schwartz.  In 2002, the Audit  Committee met on April 10, 2002,  June 25,
2002, September 10, 2002 and December 3, 2002.

         Auditors.  Upon  recommendation  of  the  Audit  Committee,  the  Board selected  the  firm  of  Deloitte  &  Touche  LLP  ("Deloitte")  as  independent
auditors  of  the  Trust  for  the  fiscal  year  ending   December   31,  2003.
Representatives of Deloitte are not expected to be present at the Meeting.

                  Audit  Fees.   The  aggregate  fees  billed  by  Deloitte  for
professional  services  rendered for the audit of the Trust's  annual  financial statements for the fiscal year ended December 31, 2002 were $248, 320.

                  Financial  Information  Systems Design and Implentation  Fees.
During the fiscal year ended  December  31,  2002,  Deloitte  billed no fees for
professional   services  relating  to  financial   information   systems  design
rendered  to the Trust,  ASISI,  or any  entity  controlling,  controlled  by or under common control with ASISI that provided services to the Trust.

                  All Other  Fees.  During the fiscal  year ended  December  31,
2002,  Deloitte billed no fees for other  professional  services rendered to the
Trust, ASISI and any entity  controlling,  controlled by or under common control with ASISI that provided services to the Trust.

         The Audit  Committee  has  considered  whether the  services  described above are compatible with Deloitte's independence.

         The dollar range of equity  securities of the  Portfolios  beneficially owned by the  Trustees of the Trust and  Nominees is listed below as of December
31, 2002:

Independent Trustees and Nominee:

-------------------------- ------------------------- ------------------------------
                            Dollar Range of Equity     Aggregate Dollar Range of
Name   of   Trustee   and     Securities in each       Equity Securities in All
Nominee                      Series of the Trust         Funds Overseen by the
                                                       Trustees in the American
                                                            Skandia Complex
-------------------------- ------------------------- ------------------------------
-------------------------- ------------------------- ------------------------------
David E. A. Carson                   N/A                   $10,001 - $50,000
-------------------------- ------------------------- ------------------------------
-------------------------- ------------------------- ------------------------------
Julian A. Lerner                     N/A                     Over $100,000
-------------------------- ------------------------- ------------------------------
-------------------------- ------------------------- ------------------------------
Thomas M. O'Brien                    N/A                     Over $100,000
-------------------------- ------------------------- ------------------------------
-------------------------- ------------------------- ------------------------------
John A. Pileski                      N/A                   $10,001 - $50,000
-------------------------- ------------------------- ------------------------------
-------------------------- ------------------------- ------------------------------
F. Don Schwartz                      N/A                     Over $100,000
-------------------------- ------------------------- ------------------------------

Interested Trustee:
---------------------------- ----------------------- ----------------------------
      Name of Trustee           Dollar Range of       Aggregate Dollar Range of
                              Equity Securities in    Equity Securities in All
                               each Series of the       Funds Overseen by the
                                     Trust            Trustees in the American
                                                           Skandia Complex
---------------------------- ----------------------- ----------------------------
---------------------------- ----------------------- ----------------------------
      Wade A. Dokken         AST Strong              $1 - $10,000
                             International Equity
                             Portfolio ($1 -
                             $10,000)
---------------------------- ----------------------- ----------------------------

         The  Trustees,  Nominees and  officers of the Trust who are  affiliates of the Investment  Manager do not receive  compensation  directly from the Trust
for  serving  in  such  capacities.   However,  those  officers,   Nominees  and
Trustees  of the  Trust  who are  affiliated  with the  Investment  Manager  may receive  remuneration  indirectly,  as the Investment  Manager will receive fees from the Trust for the  services it  provides.  Each of the other  Trustees  and
Nominee  receives  annual and per meeting  fees paid by the Trust plus  expenses for each  meeting of the Board and  meeting of  shareholders  which he  attends.
Compensation  received  during the fiscal  year ended  December  31, 2002 by the
Trustees and Nominee who are not  affiliates  of the  Investment  Manager was as follows:

------------------------------- --------------------- -----------------------------
 Name of Trustee and Nominee         Aggregate          Total Compensation from
                                 Compensation from    Registrant and Fund Complex
                                     Registrant            Paid to Trustee(1)
------------------------------- --------------------- -----------------------------
------------------------------- --------------------- -----------------------------
David E. A. Carson                    $96,175                 $138,525
------------------------------- --------------------- -----------------------------
------------------------------- --------------------- -----------------------------
Julian A. Lerner                      $94,475                 $136,125
------------------------------- --------------------- -----------------------------
------------------------------- --------------------- -----------------------------
Thomas M. O'Brien                     $93,075(2)              $136,725(2)
------------------------------- --------------------- -----------------------------
------------------------------- --------------------- -----------------------------
John A Pileski                        $94,975                 $137,325
------------------------------- --------------------- -----------------------------
------------------------------- --------------------- -----------------------------
F. Don Schwartz                       $94,475(3)              $136,825(3)
------------------------------- --------------------- -----------------------------
(1)      As of the date of this Statement,  the "Fund Complex"  consisted of the
     Trust and American Skandia Advisor Funds, Inc. ("ASAF").
(2)  Mr.  O'Brien  deferred  payment of this  compensation.  The total  value of
     Mr.  O'Brien's  deferred  compensation,   as  of  December  31,  2002,  was
     $212,315  from the  Registrant  and $357,484 from the  Registrant  and Fund
     Complex.

(3)  Mr. Schwartz  deferred a portion of the payment of this  compensation.  The total value of Mr.  Schwartz's  deferred  compensation,  as of December 31,
     2002,  was $24,695 from the  Registrant and $36,073 from the Registrant and
     Fund Complex.

The Trust does not offer  pension or  retirement  benefits  to its  Trustees  or
Nominees.

         Under  Proposal II, the  shareholders  of each  Portfolio will be asked to elect  eight (8)  Nominees  to serve as  Trustees of the Trust to hold office until their successors are elected and qualified.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  VOTE  "FOR"  PROPOSAL  II TO ELECT  ALL  NOMINEES.  ANY  UNMARKED
PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL III

APPROVAL OF CHANGES TO
FUNDAMENTAL  INVESTMENT  RESTRICTIONS  WITH  RESPECT  TO LENDING  ACTIVITIES  OF
PORTFOLIOS

         At any  given  time,  while one or more of the  Portfolios  may wish to borrow  money,  other  Portfolios  may have excess  cash,  which they  generally invest in short-term  (usually  overnight)  repurchase  agreements with banks or in money market  funds.  The  borrowing  Portfolios in general pay a higher rate of  interest  on their  bank  loans  than  the  other  Portfolios  earn on their short-term  investments.  In effect,  the difference  between the rate banks pay in interest on  repurchase  agreements  and what the banks charge in interest to the borrowing  Portfolios  represents the banks'  compensation for the arranging the  loans.  Accordingly,  the  Board  of  Trustees  believes  that a  Portfolio needing  cash may be able to obtain  lower rates  through the  Interfund  Credit
Facility  and a  Portfolio  with  excess  cash  may be able to  obtain a rate of return higher than those offered on alternative short-term investments.

         If  the  proposed  amended   fundamental   investment   restriction  is
approved  with  respect to a  Portfolio,  that  Portfolio  would be  eligible to participate  as a lender in the Interfund  Credit  Facility.  All loans would be made pursuant to a master loan  agreement,  and a lending  Portfolio  could lend available  cash to another  Portfolio  only when the  "interfund  loan rate" was higher  than  the  rate  the  lending  Portfolio  could  earn  on  a  repurchase agreement.  Each borrowing  Portfolio could borrow through the Interfund  Credit
Facility  only when the interfund  loan rate was lower than the  available  bank loan  rate.  In  determining  to  recommend  the  proposed  amended  fundamental investment  restriction to  shareholders,  the Trustees  considered the possible risks to a Portfolio from  participating in the Interfund  Credit  Facility.  In order to permit the  Portfolios  to engage in  interfund  borrowing  and lending transactions,  regulatory  approval from the Securities and Exchange  Commission
(the  "Commission")  is required  because the  transactions may be considered to be  between  affiliated  persons  and  therefore  prohibited  by the  Investment
Company  Act.  The  Trust  has   submitted  to  the   Commission   an  exemptive
application  that  would  allow  the Trust to  implement  the  Interfund  Credit
Facility  allowing  Portfolios to loan money to other Portfolios (the "Exemptive
Application"),  subject to certain  conditions.  If  shareholders of a Portfolio approve the  Portfolio's  participation  as a lender in the  program,  all loans would  be made in  accordance  with the  conditions  contained  in the  expected exemptive  order or in any  amendment  to such order and under the  oversight of the  Board.  If the  requested  exemptive  order is not  issued,  the  Interfund
Credit  Facility will not be  implemented  until such time as an order is issued
(and  then in  accordance  with  the  conditions  set  forth in such  order)  or interfund  loans  otherwise  become  permissible  under the  Investment  Company
Act. This  proposal is not  contingent  upon  approval of the pending  Exemptive
Application.

         Should the Commission issue an exemptive order  ("Exemptive  Order") in response  to the  Exemptive  Application  allowing  the Trust to  implement  the
Interfund Credit Facility, the Portfolios'  fundamental investment  restrictions with  respect  to  lending  activities  would  need to be  amended to permit the
Portfolios  to  loan  money  to  other  Portfolios   through  operation  of  the
Interfund   Credit   Facility.   The  Portfolios   currently  have   fundamental
investment  restrictions  with  respect to lending  activities  that reflect the
Trust's  securities  lending  program  whereby  Portfolios are permitted to lend portfolio  securities  to certain  borrowers and earn income on those loans (the
"Securities   Lending  Program").   Under  the  Securities  Lending  Program,  a
Portfolio  is limited by  provisions  of the  Investment  Company Act to lending portfolio  securities  in amounts up to 33 1/3% of the assets of the  Portfolio.
The  Portfolios  current  fundamental  investment  restrictions  with respect to lending  also  reflect  the  Portfolios'  ability  to  invest  in  money  market securities,  enter into repurchase  agreements and acquire debt securities,  and the fact that these  instruments  may be  considered  loans for  purposes of the
Investment Company Act.

         Accordingly,  in  connection  with the  establishment  of an  Interfund
Credit  Facility and expected  receipt of an Exemptive Order from the Commission
with  respect  thereto,   the  Investment  Manager  has  recommended  that  each
Portfolio's  fundamental  investment  restriction  with  respect  to  lending be amended to allow participation in the Interfund Credit Facility.

         If Proposal  III is approved by a  Portfolio,  the current  fundamental investment  restriction  applicable to that  Portfolio will be amended to permit the Portfolio to participate in the Interfund  Credit  Facility by lending money to other  Portfolios.  If  approved  by a  Portfolio,  the  amended  fundamental investment  restriction  would  continue  to govern  loans  other  than loans to investment  companies  in the same  manner  as such  loans are  governed  by the
current  fundamental   investment   restriction.   The  fundamental   investment
restrictions  which  currently are  applicable to each Portfolio and which would be  affected  by  approval  of Proposal  III,  including  the  proposed  changes
(underlined and/or struck through) are as follows in italics.

o        AST  American  Century  International  Growth  Portfolio,  AST  William
Blair  International  Growth Portfolio,  AST Goldman Sachs  Concentrated  Growth
Portfolio,  AST  Alliance  Growth  and Income  Portfolio,  AST  INVESCO  Capital
Income  Portfolio,  AST  American  Century  Strategic  Balanced  Portfolio,  AST
Federated High Yield Portfolio,  AST Strong International Equity Portfolio,  the
AST MFS Global Equity Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the
AST  DeAM  Small-Cap  Growth  Portfolio,  the AST  Federated  Aggressive  Growth
Portfolio,  the AST  Goldman  Sachs  Small-Cap  Value  Portfolio,  the AST  DeAM
Small-Cap Value Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio,  the
AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio,  the  AST  Neuberger  Berman
Mid-Cap  Value  Portfolio,  the AST  Alger  All-Cap  Growth  Portfolio,  the AST
Gabelli  All-Cap Value  Portfolio,  the AST Alliance Growth  Portfolio,  the AST
MFS Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST DeAM
Large-Cap  Growth  Portfolio,  the AST DeAM Large-Cap Value  Portfolio,  the AST
Alliance/Bernstein  Growth + Value  Portfolio,  the AST Sanford  Bernstein  Core
Value  Portfolio,  the AST  Cohen & Steers  Realty  Portfolio,  the AST  Sanford
Bernstein  Managed  Index  500  Portfolio,  the AST  American  Century  Income &
Growth  Portfolio,  the AST MFS  Growth  with  Income  Portfolio,  the AST  DeAM
Global Allocation Portfolio,  the AST Lord Abbett Bond-Debenture  Portfolio, the
AST Gabelli Small-Cap Value Portfolio, and the AST DeAM Bond Portfolio:

         No Portfolio  may make loans,  except that a Portfolio may (i)
         lend portfolio  securities in accordance  with the Portfolio's investment  policies  in  amounts  up to 33 1/3% of the  total assets of the Portfolio  taken at market value,  (ii) purchase
         money   market    securities   and   enter   into   repurchase
         agreements,   and  (iii)  acquire   publicly   distributed  or
         privately  placed  debt  securities,  and (iv) make  loans of
                                            ----------- ---------------
         money to other  investment  companies to the extent permitted
         --------------------------------------------------------------
         by the  Investment  Company  Act of  1940  or any  exemption
         --------------------------------------------------------------
         therefrom  that  may  be  granted  by  the  SEC  or  any  SEC
         --------------------------------------------------------------
         releases,   no-action   letters   or   similar   relief   or
         --------------------------------------------------------------
         interpretive guidance.
         ---------------------

o        AST DeAM International Equity Portfolio:

         [A  Portfolio  may  not]  . .  .  [m]ake  loans  of  money  or securities  other than (a) through the purchase of  securities in accordance with the Portfolio's  investment objective,  (b)
         through  repurchase  agreements,  and (c) by lending portfolio securities  in  an  amount  not  to  exceed  33  1/3%  of  the
         Portfolio's  total  assets,  and (d)  loans of money to other
                                   ------    --------------------------
         investment   companies  to  the  extent   permitted  by  the
         --------------------------------------------------------------
         Investment  Company  Act of 1940 or any  exemption  therefrom
         --------------------------------------------------------------
         that  may  be  granted  by  the  SEC or  any  SEC  releases,
         --------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         ------------------------------------------------------------

o        AST T. Rowe  Price  Natural  Resources  Portfolio,  AST T.  Rowe  Price
Asset Allocation Portfolio:

         [The  Portfolio  may not] . . .  [m]ake  loans,  although  the
         Portfolio may (i) lend portfolio  securities  and  participate in an interfund  lending  program with other Price  Portfolios provided  that no such loan may be made if,  as a result,  the aggregate  of such loans would  exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) make loans of money to
                                           ---- -----------------------
         other  investment  companies  to the extent  permitted by the
         --------------------------------------------------------------
         Investment  Company  Act of 1940 or any  exemption  therefrom
         --------------------------------------------------------------
         that  may  be  granted  by the  SEC,  or any  SEC  releases,
         --------------------------------------------------------------
         no-action   letters  or  similar   relief  or   interpretive
         --------------------------------------------------------------
         guidance;  (iii) purchase  money market  securities  and enter
         into     repurchase     agreements;     and    (iv)    acquire
         publicly-distributed  or privately-placed  debt securities and purchase debt.

o        AST T. Rowe Price Global Bond Portfolio:

         [The  Portfolio may not] . . . [m]ake loans to other  persons, except  (a)  loans  of  portfolio  securities,  and (b) to the extent the entry into  repurchase  agreements and the purchase
         of  debt   securities  in  accordance   with  its   investment
         objectives and  investment  policies may be deemed to be loans and (c) loans of money to other  investment  companies to the
         ------- ------------------------------------------------------
         extent  permitted  by the  Investment  Company Act of 1940 or
         --------------------------------------------------------------
         any  exemption  therefrom  that may be granted by the SEC, or
         --------------------------------------------------------------
         any SEC  releases,  no-action  letters or  similar  relief or
         --------------------------------------------------------------
         interpretive guidance .
         -----------------------

o        AST PIMCO  Total  Return Bond  Portfolio,  AST PIMCO  Limited  Maturity
Bond Portfolio:

         The  Portfolio  will not lend  funds or other  assets,  except
         that  the  Portfolio  may,   consistent  with  its  investment
         objective  and  policies:  (a)  invest  in  debt  obligations,
         including   bonds,   debentures  or  other  debt   securities,
         bankers'  acceptances  and commercial  paper,  even though the purchase  of such  obligations  may be deemed to be the making of a loan,  (b)  enter  into  repurchase  agreements,  and (c)
         lend its  Portfolio  securities  in an  amount  not to  exceed one-third the value of its total  assets,  provided such loans are and in accordance with applicable  guidelines  established by the SEC,  and the Trust's  Board of Trustees  and (d) make
                                                          ------  -----
         loans of money to other  investment  companies  to the extent
         --------------------------------------------------------------
         permitted  by  the  Investment  Company  Act of  1940  or any
         --------------------------------------------------------------
         exemption  therefrom  that may be granted by the SEC,  or any
         --------------------------------------------------------------
         SEC  releases,   no-action  letters  or  similar  relief  or
         --------------------------------------------------------------
         interpretive guidance.
         ---------------------

o        AST Money Market Portfolio:

         The Portfolio will not make loans,  except through  purchasing or holding  debt  obligations,  or  entering  into  repurchase agreements,  or loans of Portfolio  securities  in  accordance with the Portfolio's  investment  objectives and policies, or
                                                                  -----
         making  loans of money to other  investment  companies to the
         ------  ------------------------------------------------------
         extent  permitted  by the  Investment  Company Act of 1940 or
         --------------------------------------------------------------
         any  exemption  therefrom  that may be granted by the SEC, or
         --------------------------------------------------------------
         SEC  releases,   no-action  letters  or  similar  relief  or
         --------------------------------------------------------------
         interpretive guidance.
         ----------------------

         The  shareholders  of each Portfolio  will vote  separately on Proposal
III.  Approval of  Proposal  III by the  shareholders  of any  Portfolio  is not contingent  upon  approval  of  Proposal  III by the  shareholders  of any other
Portfolio.   If  Proposal   III  is  approved  by  a   Portfolio,   the  current
fundamental  investment  restriction  regarding lending activities applicable to the Portfolio will be amended as indicated above to allow  interfund  lending of money by the Portfolio.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF EACH PORTFOLIO  VOTE "FOR" PROPOSAL III. ANY UNMARKED  PROXIES
WILL BE SO VOTED.

                                  PROPOSAL IV

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
        RESTRICTIONS WITH RESPECT TO BORROWING ACTIVITIES OF PORTFOLIOS

         The  Investment  Company Act  requires  investment  companies to impose
certain  limitations  on  borrowing  activities  and  a  Portfolio's   borrowing
limitations  must be  fundamental.  The  limitations  on borrowing are generally
designed  to  protect   shareholders  and  their  investment  by  restricting  a
Portfolios'  ability to  subject  its  assets to the  claims of  creditors  who, under certain  circumstances,  might have a claim to the Portfolio's assets that would take precedence over the claims of shareholders.

         In  connection  with the  Interfund  Credit  Facility  described  under
Proposal  III, a Portfolio  borrowing  through  the  Interfund  Credit  Facility would borrow money directly from another  Portfolio.  The  Portfolios  currently have fundamental  investment  restrictions with respect to borrowing  reflective of  limitations  found in  Section  18(f)  of the  Investment  Company  Act that prohibit  funds from issuing any senior  security  except that a fund may borrow money from a bank provided that the fund  maintains  asset  coverage of at least
300  percent  of  all  borrowings.   The  Portfolios'   fundamental   investment
restrictions  also  reflect  the  Portfolios'   ability  to  engage  in  reverse
repurchase  agreements  and  other  transactions  or  investments  that  may  be considered borrowings for purposes of the Investment Company Act.

         In order to implement the  Interfund  Credit  Facility,  it is proposed that the Portfolios'  current fundamental  investment  restrictions with respect to  borrowing  be amended to  explicitly  allow a Portfolio to borrow money from other  Portfolios.  In this  regard,  the Trust  has  sought,  in its  Exemptive
Application,  an exemption  from  Section  18(f) to allow  Portfolios  to borrow directly  from other  Portfolios.  In addition,  as a condition of the operation of the Interfund  Credit Facility,  a Portfolio that has outstanding  borrowings from all  sources  exceeding  10 percent of its total  assets  must  secure each outstanding  interfund  loan  exceeding  10  percent  of  assets  by a pledge of segregated  collateral  with a market value equal to at least 102 percent of the outstanding  principal  value of the loan. It is proposed  that the  Portfolios'
current  fundamental  investment  restrictions with respect to borrowing also be amended,  as applicable,  to conform to this condition  related to the Interfund
Credit  Facility.   If  the  requested   Exemptive  Order  is  not  issued,  the
Interfund  Credit  Facility will not be implemented  until such time as an order is issued (and then in accordance  with the  conditions set forth in such order)
or interfund loans otherwise  become  permissible  under the Investment  Company
Act. This  proposal is not  contingent  upon  approval of the pending  Exemptive
Application.

         Accordingly,  in  connection  with the  establishment  of the Interfund
Credit  Facility,  the Investment  Manager has recommended  that the Portfolios'
fundamental  investment  restrictions  with  respect to  borrowing be amended to allow  each  Portfolio  to borrow  money  directly  from  another  Portfolio  in accordance with the conditions related to the Interfund Credit Facility.

         If  Proposal IV is approved  by a  Portfolio,  the current  fundamental investment  restriction  applicable to that  Portfolio will be amended to permit the  Portfolio to  participate  in the  Interfund  Credit  Facility by borrowing
money   directly   from   another   Portfolio.    The   fundamental   investment
restrictions  which  currently are  applicable to the Portfolios and which would be  affected  by  approval  of  Proposal  IV,  including  the  proposed  changes
(underlined and/or struck through) are as follows in italics.

o        AST  Goldman   Sachs   Concentrated   Growth   Portfolio,   AST  Strong
International  Equity Portfolio,  the AST MFS Global Equity  Portfolio,  the AST
PBHG Small-Cap Growth Portfolio,  the AST DeAM Small-Cap Growth  Portfolio,  the
AST Federated  Aggressive  Growth  Portfolio,  the AST Goldman  Sachs  Small-Cap
Value Portfolio,  the AST DeAM Small-Cap Value Portfolio,  the AST Goldman Sachs
Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,
the AST Neuberger Berman Mid-Cap Value  Portfolio,  the AST Alger All-Cap Growth
Portfolio,  the AST Gabelli  All-Cap Value  Portfolio,  the AST Alliance  Growth
Portfolio,  the  AST  MFS  Growth  Portfolio,  the AST  Marsico  Capital  Growth
Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM  Large-Cap
Value Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST
Sanford  Bernstein  Core  Value  Portfolio,   the  AST  Cohen  &  Steers  Realty
Portfolio,  the AST  Sanford  Bernstein  Managed  Index 500  Portfolio,  the AST
American  Century  Income & Growth  Portfolio,  the AST MFS Growth  with  Income
Portfolio,  the AST  DeAM  Global  Allocation  Portfolio,  the AST  Lord  Abbett
Bond-Debenture  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio and the
AST DeAM Bond Portfolio:

         No Portfolio  may borrow  money,  except that a Portfolio  may
         (i) borrow  money for  non-leveraging,  temporary or emergency purposes,  and (ii)  engage in reverse  repurchase  agreements and make other  investments  or engage in other  transactions, which may involve a  borrowing,  in a manner  consistent  with the Portfolio's  investment  objective and policies;  provided that the  combination  of (i) and (ii)  shall  not  exceed  33
         1/3% of the value of the  Portfolio's  assets  (including  the amount borrowed) less  liabilities  (other than borrowings) or
         such  other  percentage   permitted  by  law.  Any  borrowings
         which  come  to  exceed   this   amount  will  be  reduced  in
         accordance  with   applicable   law.   Subject  to  the  above
         limitations,  a  Portfolio  may  borrow  from  banks  or other persons to the extent permitted by applicable law,  including
                                                          -------------
         the  Investment  Company  Act  of  1940,  or to  the  extent
         --------------------------------------------------------------
         permitted by any exemption  from the  Investment  Company Act
         --------------------------------------------------------------
         of 1940 that may be granted by the SEC, or any SEC releases,
         --------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         -------------------------------------------------------------

o        AST  American  Century  International  Growth  Portfolio,  AST American
Century Strategic Balanced Portfolio:

         [A Portfolio  may not] . . . [b]orrow any money,  except in an amount  not in excess  of 33 1/3% of the  total  assets of the
         Portfolio,   and  then  only  for  temporary,   emergency  and
                                            ---------
         extraordinary  purposes;  this does not  prohibit  the  escrow and collateral  arrangements  in connection with investment in interest  rate futures  contracts  and related  options by the
         Portfolio.  Subject  to the above  limitations,  a  Portfolio
                  -----------------------------------------------------
         may  borrow  from   persons  to  the  extent   permitted  by
         --------------------------------------------------------------
         applicable  law,  including  the  Investment  Company  Act of
         --------------------------------------------------------------
         1940, or to the extent  permitted by any  exemption  from the
         --------------------------------------------------------------
         Investment  Company  Act of 1940 that may be  granted  by the
         --------------------------------------------------------------
         SEC,  or any SEC  releases,  no-action  letters  or  similar
         --------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

o        AST T. Rowe  Price  Natural  Resources  Portfolio,  AST T.  Rowe  Price
Asset Allocation Portfolio:

         [The  Portfolio  may not] . . .[b]orrow  money except that the
         Portfolio  may (i) borrow  for  non-leveraging,  temporary  or emergency  purposes  and (ii)  engage  in  reverse  repurchase agreements  and make  other  investments  or  engage  in other transactions,  which  may  involve  a  borrowing,  in a manner consistent  with  the  Portfolio's  investment  objective  and program,  provided that the  combination of (i) and (ii) shall not  exceed  33 1/3% of the  value  of the  Portfolio's  total
         assets   (including  the  amount  borrowed)  less  liabilities
         (other than  borrowings)  or such other  percentage  permitted by law.  Any  borrowings  which  come to  exceed  this  amount will  be  reduced  in  accordance  with  applicable  law.  The
         Portfolio  may borrow from banks,  other Price  Portfolios  or other  persons to the extent  permitted  by  applicable  law,
                                                                     --
         including  the  Investment  Company  Act of  1940,  or to the
         --------------------------------------------------------------
         extent  permitted  by  any  exemption  from  the  Investment
         --------------------------------------------------------------
         Company  Act of 1940 that may be granted  by the SEC,  or any
         --------------------------------------------------------------
         SEC  releases,   no-action  letters  or  similar  relief  or
         --------------------------------------------------------------
         interpretive guidance.
         ----------------------

o        AST DeAM International Equity Portfolio:

         [The  Portfolio may not] . . [b]orrow  money except from banks persons to the extent permitted by applicable law,  including
         --------------------------------------------------------------
         the  Investment  Company  Act  of  1940,  or to  the  extent
         --------------------------------------------------------------
         permitted by any exemption  from the  Investment  Company Act
         --------------------------------------------------------------
         of 1940 that may be granted by the SEC, or any SEC releases,
         --------------------------------------------------------------
         no-action   letters  or  similar   relief  or   interpretive
         --------------------------------------------------------------
         guidance,   and  then  in   amounts  up  to  33  1/3%  of  the
         ---------------------
         Portfolio's total assets.

o        AST William Blair International Growth Portfolio:

         The  Portfolio  may borrow  money for  temporary  or emergency purposes (not for  leveraging or  investment) in an amount not
         exceeding   33  1/3%  of  the  value  of  its   total   assets
         (including the amount borrowed) less  liabilities  (other than borrowings).  If  borrowings  exceed  33 1/3% of the  value of the  Portfolio's  total  assets by reason of a decline  in net assets,  the  Portfolio  will  reduce  its  borrowings  within three  business  days to the extent  necessary  to comply with the  33  1/3%  limitation.  This  policy  shall  not  prohibit reverse  repurchase  agreements,  deposits of assets to margin or guarantee positions in futures,  options,  swaps or forward contracts,  or the  segregation  of assets in connection  with
         such  contracts.   Subject  to  the  above  limitations,   a
                        -----------------------------------------------
         Portfolio may borrow from persons to the extent  permitted by
         --------------------------------------------------------------
         applicable  law,  including  the  Investment  Company  Act of
         --------------------------------------------------------------
         1940, or to the extent  permitted by any  exemption  from the
         --------------------------------------------------------------
         Investment  Company  Act of 1940 that may be  granted  by the
         --------------------------------------------------------------
         SEC,  or any SEC  releases,  no-action  letters  or  similar
         --------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

o        AST Alliance Growth and Income Portfolio:

         The  Portfolio   will  not  borrow  money  except  from  banks
         persons to the extent permitted by applicable law,  including
         --------------------------------------------------------------
         the  Investment  Company  Act  of  1940,  or to  the  extent
         --------------------------------------------------------------
         permitted by any exemption  from the  Investment  Company Act
         --------------------------------------------------------------
         of 1940 that may be granted by the SEC or any SEC  releases,
         --------------------------------------------------------------
         no-action   letters  or  similar   relief  or   interpretive
         --------------------------------------------------------------
         guidance,  and then in amounts not in excess of 33 1/3% of its
         total   assets.   The   Portfolio  may  borrow  at  prevailing
         interest   rates  and  invest  the  Portfolios  in  additional
         securities.  The  Portfolio's  borrowings  are limited so that
         immediately   after   such   borrowing   the   value   of  the
         Portfolio's    assets   (including    borrowings)   less   its
         liabilities  (not  including  borrowings)  is at  least  three times the  amount of the  borrowings.  Should  the  Portfolio, for any  reason,  have  borrowings  that do not meet the above test then,  within three  business  days,  the Portfolio  must reduce  such  borrowings  so as to meet  the  necessary  test.
         Under  such  a   circumstance,   the  Portfolio  may  have  to
         liquidate  securities at a time when it is  disadvantageous to do so.

o        AST INVESCO Capital Income Portfolio:

         [The  Portfolio  may  not] . .  .[b]orrow  money  except  from banks  persons to the extent  permitted  by  applicable  law,
                -------------------------------------------------------
         including  the  Investment  Company  Act of  1940,  or to the
         --------------------------------------------------------------
         extent  permitted  by  any  exemption  from  the  Investment
         --------------------------------------------------------------
         Company  Act of 1940  that may be  granted  by the SEC or any
         --------------------------------------------------------------
         SEC  releases,   no-action  letters  or  similar  relief  or
         --------------------------------------------------------------
         interpretive  guidance,  in excess of 533 1/3% of the value of
         ----------------------
         its total net assets,  and when  borrowing,  it is a temporary
         measure   for temporary or emergency purposes.
                   ---------------

o        AST T. Rowe Price Global Bond Portfolio:

         [The  Portfolio  may not] . . .  [b]orrow  money,  except as a temporary  measure for temporary,  extraordinary  or emergency
                            --- ---------
         purposes  or  except in  connection  with  reverse  repurchase
         agreements   provided  that  the  Portfolio   maintains  asset
         coverage  of 300% for all  borrowings.  Subject  to the above
                                                 ----------------------
         limitations,  a  Portfolio  may  borrow  from  persons to the
         --------------------------------------------------------------
         extent permitted by applicable law,  including the Investment
         --------------------------------------------------------------
         Company  Act of  1940,  or to  the  extent  permitted  by any
         --------------------------------------------------------------
         exemption  from the  Investment  Company Act of 1940 that may
         --------------------------------------------------------------
         be  granted  by the  SEC,  or any  SEC  releases,  no-action
         --------------------------------------------------------------
         letters or similar relief or interpretive guidance.
         ---------------------------------------------------

o        AST Federated High Yield Portfolio:

         The  Portfolio  will not borrow  money  except as a  temporary measure for  temporary,  extraordinary  or emergency  purposes
                 --------------
         and then only from banks  persons to the extent  permitted by
                                   ------------------------------------
         applicable  law,  including  the  Investment  Company  Act of
         --------------------------------------------------------------
         1940, or to the extent  permitted by any  exemption  from the
         --------------------------------------------------------------
         Investment  Company  Act of 1940 that may be  granted  by the
         --------------------------------------------------------------
         SEC or any SEC releases,  no-action letters or similar relief
         --------------------------------------------------------------
         or  interpretive  guidance,  and only in amounts not in excess
         --------------------------
         of 533  1/3% of the  value  of its net  assets,  taken  at the
             --  ---
         lower  of cost or  market.  In  addition,  to meet  redemption requests without  immediately  selling  portfolio  securities, the  Portfolio  may borrow up to one-third of the value of its
         total  assets   (including  the  amount   borrowed)  less  its
         liabilities  (not  including  borrowings,  but  including  the current  fair market value of any  securities  carried in open
         short   positions).   This  practice  is  not  for  investment
         leverage   but  solely  to   facilitate   management   of  the
         portfolio  by  enabling  the  Portfolio  to  meet   redemption
         requests  when the  liquidation  of  portfolio  securities  is deemed  to be  inconvenient  or  disadvantageous.  If,  due to market  fluctuations  or  other  reasons,  the  value  of  the
         Portfolio's  assets  falls  below 300% of its  borrowings,  it will reduce its  borrowings  within three  business  days.  No more than 10% of the  value of the  Portfolio's  total  assets at the time of providing  such  security may be used to secure borrowings .

o        AST PIMCO  Total  Return Bond  Portfolio,  AST PIMCO  Limited  Maturity
Bond Portfolio:

         The   Portfolio   will  not   borrow   money,   issue   senior
         securities,  pledge, mortgage,  hypothecate its assets, except that the  Portfolio  may (i) borrow from banks persons to the
                                                        ---------------
         extent permitted by applicable law,  including the Investment
         --------------------------------------------------------------
         Company  Act of  1940,  or to  the  extent  permitted  by any
         --------------------------------------------------------------
         exemption  from the  Investment  Company Act of 1940 that may
         --------------------------------------------------------------
         be granted by the SEC or any SEC releases,  no-action letters
         --------------------------------------------------------------
         or  similar  relief or  interpretive  guidance,  or enter into
         ----------------------------------------------
         reverse  repurchase  agreements,  or employ similar investment techniques,  and pledge its  assets in  connection  therewith, but  only if  immediately  after  each  borrowing  there is an asset  coverage  of 300% and (ii) enter into  transactions  in options,  futures and options on futures and other  derivative instruments  as described in the Trust's  Prospectus  and this
         Statement  (the  deposit  of assets  in  escrow in  connection with the  writing  of  covered  put and call  options  and the purchase of securities on a  when-issued  or delayed  delivery basis,  collateral  arrangements  with  respect  to initial or
         variation   margin   deposits   for   future   contracts   and
         commitments  entered  into  under  swap  agreements  or  other derivative  instruments,  will not be deemed to be  pledges of the Portfolio's assets).

o        AST Money Market Portfolio:

         The  Portfolio  will  not  borrow  money,  except  from  banks persons to the extent permitted by applicable law,  including
         --------------------------------------------------------------
         the  Investment  Company  Act  of  1940,  or to  the  extent
         --------------------------------------------------------------
         permitted by any exemption  from the  Investment  Company Act
         --------------------------------------------------------------
         of 1940 that may be granted by the SEC or any SEC  releases,
         --------------------------------------------------------------
         no-action   letters  or  similar   relief  or   interpretive
         --------------------------------------------------------------
         guidance,  for temporary,  extraordinary or emergency purposes
         ------------------------
         and  then  only in  amounts  not to  exceed  1033  1/3% of the
                                                        -------
         value of the Portfolio's  total assets,  taken at cost, at the time of  such  borrowing.  The  Portfolio  may  not  mortgage, pledge or  hypothecate  any assets except in  connection  with any such  borrowing  and in  amounts  not to exceed 10% of the value  of the  Portfolio's  net  assets  at the  time  of such borrowing.  The Portfolio will not purchase  securities  while borrowings  exceed 5% of the  Portfolio's  total assets.  This borrowing  provision  is  included to  facilitate  the orderly sale of  securities,  for example,  in the event of abnormally
         heavy   redemption   requests,   and  is  not  for  investment
         purposes   and   shall  not   apply  to   reverse   repurchase
         agreements.

         The  shareholders  of each Portfolio  will vote  separately on Proposal
IV.  Approval  of  Proposal  IV by  the  shareholders  of any  Portfolio  is not contingent  upon  approval  of  Proposal  IV by the  shareholders  of any  other
Portfolio.  If Proposal IV is approved by a Portfolio,  the current  fundamental investment  restriction  regarding borrowing activities  applicable to each such
Portfolio  will be amended as indicated  above to allow the  Portfolio to borrow money directly from another Portfolio.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF EACH OF THE  PORTFOLIOS  VOTE "FOR"  PROPOSAL IV. ANY UNMARKED
PROXIES WILL BE SO VOTED.

PROPOSAL V

APPROVAL OF CHANGES TO FUNDAMENTAL
INVESTMENT RESTRICTIONS
WITH RESPECT TO INVESTMENT IN A SINGLE ISSUER

         In  addition  to  approval of the  operation  of the  Interfund  Credit
Facility,  the  Exemptive  Application  also seeks  permission  to implement the
Cash Sweep and Securities  Lending Cash  Collateral  Management  Program.  Under
the Cash Sweep and Securities Lending Cash Collateral  Management  Program,  the
Portfolios  would  invest  on a daily  basis  their  uninvested  cash  and  cash collateral in affiliated  unregistered  and  registered  money market funds (the
"Money Market Funds").  A Portfolio's  uninvested cash may result from a variety of sources  including  dividends or interest  received on portfolio  securities,
unsettled  securities  transactions,   reserves  held  for  investment  strategy
purposes,   scheduled   maturity  of  investments,   liquidation  of  investment
securities to meet anticipated  redemptions,  dividend  payments,  or new monies received  from  investors.  The Trust  estimates  that at any  given  time it is possible  that as much as 25% of a  Portfolio's  total assets  could  consist of uninvested  cash. In addition,  a Portfolio's  cash  collateral is received when a Portfolio  participates  in the Trust's  Securities  Lending Program whereby a
Portfolio  lends certain of its portfolio  securities to borrowers,  who deposit cash  with the  Portfolio's  custodian  as  security  for the  loans.  The Money
Market  Funds will be cash  management  vehicles  that seek to  provide  current income  consistent with the  preservation of capital and liquidity.  Pursuant to the Cash Sweep and Securities  Lending Cash  Collateral  Management  Program,  a
Portfolio may earn higher  returns on its  uninvested  cash and cash  collateral than could be  attained by  investing  directly in money  market  securities  or other types of  investments,  would  further  diversify  its holdings by holding shares of the Money Market Funds,  and  eliminate  transaction  costs  currently incurred  in  connection  with its  short-term  investment  of cash.  The  Trust requires an  exemptive  order,  which may be included  in the  Exemptive  Order, from the  Commission  to exempt the  operation of the Cash Sweep and  Securities
Lending  Cash  Collateral  Management  Program from  certain  provisions  of the
Investment  Company Act that limit the percentage of an investment  company that another  investment  company  may  acquire,  and  provisions  of the  Investment
Company Act that restrict or prohibit certain  affiliated or joint  transactions among funds.  However,  this  proposal is not  contingent  upon  approval of the pending Exemptive Application or issuance of the Exemptive Order.

         The   Proposal  V  Voting   Portfolios   currently   have   fundamental
investment  restrictions  that  restrict a  Portfolio's  investment  in a single issuer  to 5  percent  of  the  Portfolio's  assets  and/or  10  percent  of the issuer's  securities.  Pursuant to the Cash Sweep and  Securities  Lending  Cash
Collateral  Management  Program,  a  Portfolio  would be able to invest up to 25 percent of its total  assets in a Money Market  Fund.  Amending the  Portfolios'
current fundamental  investment  restriction would enable the Portfolios to take advantage of the  investment  opportunities  that would be presented by the Cash
Sweep and Securities  Lending Cash Collateral  Management  Program  Accordingly,
it is proposed that each Proposal V Voting  Portfolio's  fundamental  investment restriction  with respect to  investment  in a single issuer be amended to allow investment  in the Money  Market Funds up to the limit  provided  under the Cash
Sweep and Securities Lending Cash Collateral Management Program.

         Provisions  of  the  Investment   Company  Act  with  respect  to  fund
diversification  limit a diversified  fund's investment in a single issuer,  but only with  respect to 75 percent of the  fund's  total  assets,  to 5 percent of the  fund's  total  assets  and  10  percent  of  the  issuer's  securities.  By amending each applicable  Proposal V Voting Portfolio's  fundamental  investment
restriction   to   meet   the   Investment    Company   Act   limits   regarding
diversification,  a  Proposal  V  Voting  Portfolio  would  be able to meet  the
diversification   requirements   under  the   Investment   Company  Act  and  to
participate   in  the  Cash  Sweep  and  Securities   Lending  Cash   Collateral
Management  Program up to the limits  allowed in the  Program.  Accordingly,  it is  proposed  that each  Proposal V Voting  Portfolio's  fundamental  investment restrictions with respect to investment in a single issuer be so amended.

         The   fundamental   investment   restrictions   which   currently   are
applicable  to the Proposal V Voting  Portfolios  and which would be affected by approval  of Proposal V,  including  the  proposed  changes  (underlined  and/or struck through) are as follows in italics.

o        AST Alliance Growth and Income Portfolio:

         As to 75% of the value of its  total  assets,  Tthe  Portfolio
         ------------------------------------------------
         will not  purchase  a  security  of any  issuer  (other  than
                                          -----------------------------
         securities  issued or  guaranteed  by the U.S.  Government or
         --------------------------------------------------------------
         any of its agencies or  instrumentalities,  or  securities of
         --------------------------------------------------------------
         other  investment  companies)  if as a result,  the  Portfolio
         ----------------------------
         would own more than 10% of the outstanding  voting  securities of any  issuer  (a)  more  than 5% of the  Portfolio's  total
                         ----------------------------------------------
         assets would be invested in the  securities  of that issuer,
         --------------------------------------------------------------
         or  (b)  the  Portfolio  would  hold  more  than  10%  of the
         --------------------------------------------------------------
         outstanding voting securities of that issuer.
         ---------------------------------------------

o        AST INVESCO Capital Income Portfolio:

         [The  Portfolio  may  not] . . . [a]s to 75% of the  value of
                                          -----------------------------
         its total  assets,  Ppurchase a security of any issuer (other
         -----------------             ---------- ---------------------
         than securities  issued or guaranteed by the U.S.  Government
         --------------------------------------------------------------
         or any of its agencies or  instrumentalities,  or  securities
         --------------------------------------------------------------
         of  other  investment  companies)  if as a  result,  (a) more
         --------------------------------------------------------------
         than 5% of the Portfolio's  total assets would be invested in
         --------------------------------------------------------------
         the  securities of that issuer,  or (b) the  Portfolio  would
         --------------------------------------------------------------
         hold more than 10% of the  outstanding  voting  securities of
         --------------------------------------------------------------
         that  issuer.  securities  if the  purchase  would  cause the
         --------------------------------------------------------------
         Portfolio,  at the  time,  to have  more than 5% of its total
         --------------------------------------------------------------
         assets  invested in the  securities  of any one company or to
         --------------------------------------------------------------
         own  more  than  10%  of the  voting  securities  of any  one
         --------------------------------------------------------------
         company  (except  obligations  issued or guaranteed by the US
         --------------------------------------------------------------
         Government).
         -------------

o        AST Goldman Sachs Concentrated Growth Portfolio:

         The  Portfolio  will not  purchase a security  if as a result, the  Portfolio  would  own more  than  10% of the  outstanding voting securities of any issuer.

         The  shareholders  of  each  Proposal  V  Voting  Portfolio  will  vote separately  on Proposal V.  Approval  of Proposal V by the  shareholders  of any
Proposal V Voting  Portfolio is not  contingent  upon  approval of Proposal V by the  shareholders  of the other Proposal V Voting  Portfolios.  If Proposal V is approved by a Proposal V Voting Portfolio,  the current  fundamental  investment restriction  with  respect to  investment  in a single  issuer  applicable  to a
Portfolio will be amended as indicated above.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF THE PROPOSAL V VOTING  PORTFOLIOS  VOTE "FOR"  PROPOSAL V. ANY
UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL VI

APPROVAL OF CHANGES TO FUNDAMENTAL
INVESTMENT RESTRICTIONS
WITH RESPECT TO DIVERSIFICATION CLASSIFICATION

         The  Investment  Company  Act  requires  all  mutual  funds to  specify whether  they are  "diversified"  or  "non-diversified".  The AST Goldman  Sachs
Concentrated   Growth  Portfolio  (the  "Concentrated   Growth  Portfolio")  has
historically  elected  to  be  classified  as a  "diversified"  fund  under  the
Investment  Company  Act. As a  diversified  fund,  at least 75% of the value of the  Concentrated  Growth  Portfolio's  assets must be  represented  by cash and
cash  items,  U.S.  Government   securities,   securities  of  other  investment
companies,  and other  securities  limited  with respect to any one issuer to an amount not  greater  than 5% of the value of the  Portfolio's  total  assets and not more than 10% of the  outstanding  voting  securities  of such  issuer  (the
"Diversification  Requirement").  In effect, a diversified fund is limited, with respect to 75% of its total  assets,  to  investment in a single issuer of 5% of the  Portfolio's  assets and 10% of the issuer's  outstanding  voting  stock.  A
fund  may  not  change  its   classification   as  a  diversified  fund  without
shareholder  approval.  In addition,  the AST Goldman Sachs Concentrated  Growth
Portfolio  has  adopted  its  diversified  policy  as a  fundamental  investment restriction  of the  Portfolio.  As a fundamental  investment  restriction,  the
Portfolio's policy may not be changed without shareholder approval.

         Goldman  Sachs Asset  Management  ("Goldman")  replaced  Janus  Capital
Management  LLC as  sub-advisor  to the AST Goldman  Sachs  Concentrated  Growth
Portfolio  on  November  11,  2002.  As  the  current   sub-advisor,   Goldman's
investment  strategy with respect to the AST Goldman Sachs  Concentrated  Growth
Portfolio will be to focus  portfolio  investments on a smaller number of stocks
compared  to  the  previous  investment   strategy.   Thus,  Goldman  wants  the
flexibility  to invest in a single  issuer to a greater  extent  than  permitted
under  the  Diversification  Requirement.   Accordingly,   shareholders  of  the
Concentrated  Growth  Portfolio  are  being  asked to  change  the  Concentrated
Growth Portfolio's  classification  from a diversified fund to a non-diversified
fund,  and  the   Concentrated   Growth   Portfolio's   fundamental   investment
restriction  to  reflect  the  same,  in  order  to  accommodate   the  proposed
investment  strategy for the Portfolio.  This flexibility  would be available to any successor sub-advisors to the Portfolio.

         The  AST  Goldman  Sachs  Mid-Cap  Growth  Portfolio  has  historically elected  to be  classified  as a  "non-diversified"  fund  under the  Investment
Company  Act.  Under the  Investment  Company  Act,  a  non-diversified  fund is defined as any fund that is not a diversified  fund.  The Internal  Revenue Code
of  1986,  as  amended  ("IRC"),   though,   specifies  certain  diversification
requirements  for  a  mutual  fund  in  order  to  be  treated  as  a  regulated
investment   company  for  tax  purposes   regardless   of  whether  a  fund  is
diversified  or  non-diversified  under the  Investment  Company Act. In effect, these IRC  requirements  limit a fund,  with respect to 50% of its total assets, to  investment  in a single  issuer of 5% of the  fund's  assets  and 10% of the issuer's  outstanding  voting  stock.  The  AST  Goldman  Sachs  Mid-Cap  Growth
Portfolio has adopted its  classification  as  non-diversified  as a fundamental
investment   restriction   of  the  Portfolio.   As  a  fundamental   investment
restriction,  the  Portfolio's  classification  as  non-diversified  may  not be changed without shareholder approval.

         Goldman's  investment  strategy  with respect to the AST Goldman  Sachs
Mid-Cap  Growth  Portfolio  will be to manage  the  Portfolio  as a  diversified fund  rather  than a  non-diversified  fund.  Accordingly,  shareholders  of the
Portfolio  are being  asked to change  the  Portfolio's  fundamental  investment restriction  to  reflect  a  change  in the  Portfolio's  classification  from a non-diversified  fund to a diversified  fund in order to  accommodate  Goldman's proposed investment strategy for the Portfolio.

         If  Proposal VI is  approved  by a Proposal  VI Voting  Portfolio,  the
current    fundamental    investment    restriction   with   respect   to   fund
diversification  applicable  to that  Portfolio  will be  amended  as  discussed above. The fundamental  investment  restrictions  which currently are applicable to the  Proposal  VI Voting  Portfolios  and which would be affected by approval of Proposal  VI,  including  the  proposed  changes  (underlined  and/or  struck through) are as follows in italics.

o        AST Goldman Sachs Concentrated Growth Portfolio:

         As to75% 50% of the value of its total  assets,  the Portfolio will not  invest  purchase a  security  of any issuer  (other
                           --------------------  ----------------------
         than securities  issued or guaranteed by the U.S.  Government
         --------------------------------------------------------------
         or any of its agencies or  instrumentalities,  or  securities
         --------------------------------------------------------------
         of other investment  companies) if as a result,  (a) more than
         ---------------------------------------------------
         5% of the  Portfolio's  total  assets would be invested in the
                                              ------------------
         securities of that issuer,  and (b) the Portfolio  would hold
                                  -------------------------------------
         more than 10% of the  outstanding  voting  securities of that
         --------------------------------------------------------------
         issuer.
         -------

o        AST Goldman Sachs Mid-Cap Growth Portfolio:

         As to50% 75% of the value of its total  assets,  the Portfolio will  not  purchase  a  security  of any  issuer  (other  than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or  securities of
                                                     ------------------
         other investment  companies) if as a result,  (a) more than 5%
         ---------------------------
         of the  Portfolio's  total  assets  would be  invested  in the securities of that issuer,  and (b) the Portfolio  would hold
                                  -------------------------------------
         more than 10% of the  outstanding  voting  securities of that
         --------------------------------------------------------------
         issuer.
         ------

         The  shareholders  of each  Proposal  VI  Voting  Portfolio  will  vote separately on Proposal VI.  Approval of Proposal VI by the  shareholders  of any
Proposal VI Voting  Portfolio is not contingent  upon approval of Proposal VI by the  shareholders of the other Proposal VI Voting  Portfolio.  If Proposal VI is approved by a Proposal VI Voting Portfolio,  the current fundamental  investment restriction  with respect to  diversification  applicable to that Portfolio will be amended as indicated above.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF THE  PROPOSAL VI VOTING  PORTFOLIOS  VOTE "FOR"  PROPOSAL  VI.
ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL VII

APPROVAL   OF   RECLASSIFICATION   OF  CERTAIN   FUNDAMENTAL   INVESTMENT
RESTRICTIONS FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

         The  shareholders  of each of the  Proposal VII Voting  Portfolios  are being asked to approve the  reclassification of certain  fundamental  investment restrictions from  "fundamental" to  "non-fundamental".  Fundamental  investment
restrictions   may  not  be   changed   without   shareholder   approval   while
non-fundamental  investment  restrictions  may be changed (or eliminated) by the
Trustees   without   shareholder   approval.   In  certain  cases,  the  current
fundamental  restrictions  proposed  for  reclassification  reflect  regulatory, business or industry  conditions,  practices or requirements  that are no longer in effect.  In some cases,  the fundamental  restrictions  reflect  requirements of the  Investment  Company  Act that  would  continue  to apply to the  subject
Portfolios  even though the current  fundamental  restrictions  are  eliminated.
In  other   cases,   the   current   fundamental   restrictions   proposed   for
reclassification  reflect limitations adopted by a Portfolio's  sub-advisor with respect  to other  funds  similarly  managed by the  sub-advisor.  In each case, however,  the Investment  Company Act does not require a fundamental  investment restriction.

         Reclassification  of these fundamental  investment  restrictions  would reduce  administrative  burdens  associated  with the  restriction  and  provide additional  flexibility to pursue  investment  policies  consistent with current law without the  significant  delay and expense to the Portfolios of seeking for
shareholder   approval.   The   reclassification   of  the  subject  fundamental
investment  restrictions  is not  anticipated  to affect the manner in which any
Proposal  VII  Portfolio  currently  is managed.  The Trust will  continue to be afforded  protections  under the  Investment  Company  Act  notwithstanding  the reclassification of the subject fundamental investment restrictions.

         If Proposal  VII is approved by a Proposal  VII Voting  Portfolio,  the current fundamental  investment  restrictions  applicable to that Portfolio that are permitted to be made  non-fundamental  under the Investment Company Act will be reclassified as a non-fundamental investment restriction as follows.

o        Investment  Restrictions  Applicable  Only to the AST  Alliance  Growth
and  Income  Portfolio,  the  AST  INVESCO  Equity  Income  Portfolio,  the  AST
Federated High Yield Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the
AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio:

         A Portfolio  will not buy any  securities  or other  property on margin
(except  for such  short-term  credits as are  necessary  for the  clearance  of transactions).

         A  Portfolio   will  not  invest  in  companies   for  the  purpose  of
exercising control or management.

o        Investment  Restrictions  Applicable  Only to the AST  Alliance  Growth
and Income Portfolio:

         The Portfolio will not pledge,  mortgage,  or hypothecate its assets --
however,  this provision  does not apply to the grant of escrow  receipts or the entry into other  similar  escrow  arrangements  arising  out of the  writing of covered call options.

         The Portfolio  will not purchase  securities of any issuer unless it or its predecessor has a record of three years' continuous  operation,  except that the  Portfolio  may purchase  securities  of such issuers  through  subscription offers or other rights it receives as a security  holder of  companies  offering such  subscriptions  or rights,  and such  purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

         The  Portfolio  will not make  short  sales  except  short  sales  made
"against the box" to defer recognition of taxable gains or losses.

         The  Portfolio  will not purchase a security if as a result,  more than
5% of the value of that Portfolio's  assets, at market value,  would be invested in the  securities  of  issuers  which,  with their  predecessors,  have been in business less than three years.

o        Investment  Restrictions  Applicable  Only  to the AST  INVESCO  Equity
Income Portfolio:

         The  Portfolio  may not issue  preference  shares or create  any funded debt.

         The Portfolio may not sell short.

         The   Portfolio   may  not  purchase  any  security  or  enter  into  a
repurchase  agreement,  if as a result, more than 15% of its net assets would be invested  in  repurchase  agreements  not  entitling  the  holder to  payment of principal  and interest  within seven days and in  securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the  absence of a readily  available  market.  The  Trustees  or  the  Investment  Manager  or the
Sub-advisor,  acting  pursuant  to  authority  delegated  by the  Trustees,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant  to  Rule  144A  under  the  Securities  Act  of  1933,  or any successor to that rule,  and therefore  that such  securities are not subject to the foregoing limitation.

o        Investment  Restrictions  Applicable  Only  to the AST  Federated  High
Yield Portfolio:

         The  Portfolio  will not  purchase  any  securities  on margin  but may obtain  such  short-term  credits  as may be  necessary  for  the  clearance  of transactions.

         The  Portfolio  will not invest  more than 5% of the value of its total assets in securities  of  companies,  including  their  predecessors,  that have been in operation for less than three years.

         The  Portfolio  will not invest  more than 5% of the value of its total assets in  foreign  securities  which  are not  publicly  traded  in the  United
States.

         The Portfolio will not write,  purchase,  or sell puts,  calls,  or any combination thereof.

         The  Portfolio  will not make short  sales of  securities  or  maintain short  positions,  unless:  during the time the short  position is open, it owns an  equal  amount  of the  securities  sold or  securities  readily  and  freely convertible into or exchangeable,  without payment of additional  consideration, for  securities  of the same issue as,  and equal in amount  to, the  securities sold  short;  and not more  than 10% of the  Portfolio's  net  assets  (taken at current value) is held as collateral for such sales at any one time.

         The  Portfolio  will  not  purchase  securities  of a  company  for the purpose of exercising control or management.  However,  the Portfolio may invest in up to 10% of the voting  securities  of any one issuer and may  exercise  its voting powers  consistent  with the best interests of the  Portfolio.  From time to time,  the Portfolio,  together with other  investment  companies  advised by subsidiaries  or  affiliates of Federated  Investors,  may together buy and hold substantial  amounts of a company's  voting  stock.  All such stock may be voted
together.   In  some  such  cases,   the  Portfolio  and  the  other  investment
companies  might  collectively  be considered to be in control of the company in
which  they  have  invested.   In  some  cases,  Trustee,   agents,   employees,
officers,   or  others  affiliated  with  or  acting  for  the  Portfolio,   its
Sub-advisor,   or  affiliated  companies  might  possibly  become  directors  of companies in which the Portfolio holds stock.

o        Investment  Restrictions  Applicable Only to the AST PIMCO Total Return
Bond Portfolio:

         The Portfolio will not maintain a short  position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except as set forth  in  the  Trust's  Prospectus  and  this  Statement  for  transactions  in options,  futures,  and  options  on  futures  transactions  arising  under swap agreements or other derivative instruments.

o        Investment  Restrictions  Applicable  Only  to the  AST  PIMCO  Limited
Maturity Bond Portfolio:

         The Portfolio  may not maintain a short  position,  or purchase,  write or sell puts,  calls,  straddles,  spreads or  combinations  thereof,  except on such conditions as may be set forth in the Prospectus and in this Statement.

o        Investment  Restrictions  Applicable  Only  to  the  AST  Money  Market
Portfolio:

         The  Portfolio  will  not  acquire  any  illiquid  securities,  such as repurchase  agreements  with more than  seven  days to  maturity  or fixed  time deposits with a duration of over seven  calendar  days, if as a result  thereof, more than 10% of the market  value of the  Portfolio's  total assets would be in investments which are illiquid.

         The  Portfolio  will not  purchase  securities  on  margin,  make short
sales  of  securities,  or  maintain  a  short  position,   provided  that  this
restriction  shall not be deemed to be  applicable  to the  purchase  or sale of when-issued securities or of securities for delivery at a future date.

         The  shareholders  of each  Proposal  VII  Voting  Portfolio  will vote separately  on Proposal  VII.  Approval of Proposal VII by the  shareholders  of any Proposal VII Voting  Portfolio is not  contingent  upon approval of Proposal
VII  by the  shareholders  of the  other  Proposal  VII  Voting  Portfolios.  If
Proposal  VII is  approved  by a Proposal  VII  Voting  Portfolio,  the  current
fundamental   investment  restriction  applicable  to  that  Portfolio  will  be reclassified as a non-fundamental investment restriction.

THE  TRUSTEES,   INCLUDING  THE  INDEPENDENT   TRUSTEES,   RECOMMEND  THAT  THE
SHAREHOLDERS  OF THE PROPOSAL VII VOTING  PORTFOLIOS  VOTE "FOR"  PROPOSAL VII.
ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Other Matters and Shareholder Proposals

         The Board of Trustees  intends to bring  before the Meeting the matters set  forth in the  foregoing  Notice.  The  Trustees  do not  expect  any  other business to be brought before the Meeting.  If,  however,  any other matters are properly  presented to the Meeting for action,  it is intended  that the persons named in the  enclosed  proxy will vote in  accordance  with their  judgment.  A shareholder  executing  and returning a proxy may revoke it at any time prior to its  exercise  by written  notice of such  revocation  to the  Secretary  of the
Trust,  by  execution  of a  subsequent  proxy,  or by  voting  in person at the
Meeting.

         The  presence in person or by proxy of the holders of  one-third of the outstanding  shares  of the  Trust is  required  to  constitute  a quorum at the
Meeting.  Because  ASLAC is the legal owner of nearly  100% of each  Portfolio's shares,  ASLAC's  presence at the Meeting  will  constitute  a quorum  under the
Trust's  By-laws.  Shares  beneficially  held by shareholders  present in person or  represented  by proxy at the  Meeting  will be  counted  for the  purpose of calculating  the votes  cast on the  issues  before  the  Meeting.  Approval  of
Proposals  I, III,  IV, V, VI and VII  requires  the vote of a "majority  of the outstanding voting  securities," of the Portfolio,  as defined in the Investment
Company  Act,  which  means  the  vote  of 67% or  more  of  the  shares  of the
Portfolio  present  at the  Meeting,  if the  holders  of more  than  50% of the outstanding  shares of the Portfolio  are present or  represented  by proxy,  or the  vote  of  more  than  50%  of the  outstanding  shares  of  the  Portfolio, whichever  is less.  With  respect to Proposal  II, a plurality of votes cast at the  Meeting,  in  person  or by  proxy,  will  elect  a  Trustee.  There  is no cumulative  voting in the election of Trustees.  An  abstention by a shareholder on any of these  Proposals,  either by proxy or by vote in person at a  Meeting, has the same effect as a negative vote.

         Shareholders  beneficially  owning  more than one  Portfolio  generally will  receive a single  proxy  statement  and proxy  card.  It is  important  to mark, sign, date and return all proxy cards received.
                            ---

         In the event that  sufficient  votes to approve  any  proposal  are not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit  further  solicitation  of proxies.  Any such  adjournment will require the affirmative  vote of a majority of those shares  represented at the  Meeting  in person or by proxy.  The  persons  named as  proxies  will vote those  proxies  that  they  are  entitled  to  vote  FOR  or  AGAINST  any  such adjournment proposal in their discretion.

         The Trust is not required to hold and will not  ordinarily  hold annual shareholders'  meetings.  The Board of  Trustees  may call  special  meetings of the  shareholders  for action by shareholder  vote as required by the Investment
Company Act or the Trust's Declaration of Trust.

         Pursuant  to  rules  adopted  by  the  Commission,  a  shareholder  may include  in proxy  statements  relating  to  annual  and other  meetings  of the shareholders of the Trust certain  proposals for shareholder  action which he or she intends to introduce at such meetings;  provided,  among other things,  that such  proposal  must be  received  by the Trust at least  thirty  days  before a solicitation  of  proxies  is made  for such  meeting.  Timely  submission  of a proposal does not necessarily mean that the proposal will be included.

By order of the Board of Trustees

[OBJECT OMITTED]